As filed with the Securities and Exchange Commission on November 5, 2007

Securities Act File No. 333-123257
Investment Company Act File No. 811-10325

Securities and Exchange Commission
Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Securities Act Of 1933	☒
Pre-Effective Amendment No.	☐
Post Effective Amendment No. 15	☒
and/or
Registration Statement Under the Investment Company Act of 1940	☒
Amendment No. 19	☒

MARKET VECTORS ETF TRUST
(Exact Name of Registrant as Specified in its Charter)

99 Park Avenue, 8th Floor
New York, New York 10016
(Address of Principal Executive Offices)
(212) 687-5200
Registrant’s Telephone Number

Joseph J. McBrien, Esq.
Senior Vice President and General Counsel
Van Eck Associates Corporation
99 Park Avenue, 8th Floor
New York, New York 10016
(Name and Address of Agent for Service)

Copy to:
Stuart M. Strauss, Esq.
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK
APPROPRIATE BOX)

                  Immediately upon filing pursuant to paragraph (b)
                  On [date] pursuant to paragraph (b)
                  60 days after filing pursuant to paragraph (a)(1)
                  On [date] pursuant to paragraph (a)(1)
     X          75 days after filing pursuant to paragraph (a)(2)
                  On [date] pursuant to paragraph (a)(2) of rule 485

          THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THE TRUST MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

MARKET VECTORS ETF TRUST

PROSPECTUS

[•], 2007

          Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF, and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF (the “Funds”) are distributed by Van Eck Securities Corporation and seek to track the Lehman Brothers AMT-Free Massachusetts Municipal Index, Lehman Brothers AMT-Free New Jersey Municipal Index, Lehman Brothers AMT-Free Ohio Municipal Index, and Lehman Brothers AMT-Free Pennsylvania Municipal Index respectively, each of which is published by Lehman Brothers (“Lehman Brothers”). Lehman Brothers does not sponsor, endorse, or promote the Funds and bears no liability with respect to any such Funds or security. For more detailed information about the Funds, see the Statement of Additional Information for the Funds (“SAI”), which is incorporated by reference into this Prospectus. Additional information about each Fund’s investments will be available in each Fund’s annual and semi-annual reports to shareholders. In each Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

          Call Van Eck at 1.888. MKT.VCTR to request, free of charge, the annual or semi-annual reports, the SAI, or other information about the Funds or to make shareholder inquiries. You may also obtain the SAI or the Funds’ annual or semi-annual reports, when available, by visiting the Van Eck website at www.vaneck.com/etf. Information about the Funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1.202.551.8090.

          Reports and other information about the Funds are available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. In addition, copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

MARKET VECTORS ETF TRUST

          The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

          No person has been authorized to give any information or to make any representations other than those contained in this Prospectus in connection with the offer of a Fund’s shares, and, if given or made, the information or representations must not be relied upon as having been authorized by the Funds. Neither the delivery of this Prospectus nor any sale of shares shall under any circumstance imply that the information contained herein is correct as of any date after the date of this Prospectus.

          Dealers effecting transactions in a Fund’s shares, whether or not participating in this distribution, may be generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver the Prospectus when acting as underwriters.

          This Prospectus offers shares of the Market Vectors ETF Trust. The Trust currently has seventeen investment portfolios. This Prospectus relates to shares of only four portfolios, Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF, and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF.

          This Prospectus, dated [•], 2007, explains concisely the information you ought to know before investing in a Fund. We suggest that you keep it for future reference.

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OVERVIEW OF THE TRUST

          Market Vectors ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), currently consisting of seventeen investment portfolios: Market Vectors—Agribusiness ETF, Market Vectors—Environmental Services ETF, Market Vectors—Global Alternative Energy ETF, Market Vectors—Gold Miners ETF, Market Vectors—Nuclear Energy ETF, Market Vectors—Russia ETF, Market Vectors—Steel ETF, Market Vectors—Lehman Brothers AMT-Free Intermediate Municipal ETF, Market Vectors—Lehman Brothers AMT-Free Long Municipal ETF, Market Vectors—Lehman Brothers AMT-Free Short Municipal ETF, Market Vectors—Lehman Brothers High Yield Municipal ETF, Market Vectors—Lehman Brothers AMT-Free California Long Municipal ETF, Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF, Market Vectors—Lehman Brothers AMT-Free New York Long Municipal ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF, and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF. This Prospectus relates to the following four portfolios of the Trust (each, a “Fund”): Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF, and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF. Van Eck Associates Corporation (the “Adviser”) is the investment adviser to the Funds.

          It is anticipated that the shares of each of the Funds will be listed on the [•] (“[•]”) and will trade in the secondary market at prices that may differ to some degree from the net asset value (“NAV”) of the shares. Unlike conventional mutual funds, the Trust issues and redeems shares of each Fund (“Shares”) on a continuous basis at NAV only in large specified blocks each called a Creation Unit. Creation Units are issued and redeemed principally in-kind for securities generally included in each Fund’s respective index or substantially similar to such securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Trust.

          The Funds may be suitable for long term investment in the market or market segment represented by each Fund’s respective index. Shares of the Funds may also be used as an asset allocation or speculative trading vehicle. Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the Shares have been designed to be tradable in a secondary market on an intraday basis and to be created and redeemed in-kind in Creation Units at each day’s market close. These arrangements are designed to protect ongoing shareholders from adverse effects on a Fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the Fund. Moreover, in contrast to conventional mutual funds where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities which, in turn, may generate taxable gain, the in-kind redemption mechanism of the Funds generally is not expected to lead to a tax event for shareholders.

MARKET VECTORS—LEHMAN BROTHERS
AMT-FREE MASSACHUSETTS MUNICIPAL ETF

          Principal Investment Objective and Strategies

          Investment Objective. The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Lehman Brothers AMT-Free Massachusetts Municipal Index (the “Massachusetts Index” or the “Index”). For a further description of the Massachusetts Index, see “The Lehman Brothers AMT-Free Massachusetts Municipal Index.”

          Principal Investment Policy. The Fund will normally invest at least 80% of its total assets in municipal bonds that are exempt from Federal income tax. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

          The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, Index and other policies without shareholder approval, except as otherwise indicated.

          Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of the Massachusetts Index.

          The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Adviser uses quantitative analysis to select municipal bonds and other securities that represent a sample of securities in the Index in terms of key risk factors, performance attributes and other characteristics. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

          In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

          The Fund will normally invest at least 80% of its total assets in bonds contained in the Massachusetts Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and other regulatory requirements.

          Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Massachusetts Index changes could result in the realization of short or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. Federal income tax. See “Shareholder Information—Tax Matters.”

          Eligibility Criteria. To be included in the Massachusetts Index, bonds must be rated Baa3/BBB-or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Massachusetts Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of 1 year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds, and derivatives.

          Borrowing Money. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets.

          Fundamental and Non-Fundamental Policies. The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted herein or in the Statement of Additional Information under the heading “Investment Policies and Restrictions—Investment Restrictions.” However, shareholders would be notified prior to any material change in these policies.

          Principal Investment Risks. The Fund is subject to the following risks, as set forth under “Principal Risks of Investing in the Funds: “Municipal Securities Risk, Credit Risk, Interest Rate Risk, Call Risk, Lease Obligations Risk, Tobacco Bond Risk, Education Bond Risk, Electric Utilities Bond Risk, Housing Bond Risk, Transportation Bond Risk, Water and Sewer Bond Risk, Market Risk, Index Tracking Risk, Tax Risk and Replication Management Risk. The Fund is also subject to certain additional risks as set forth under “Additional Risks of Investing in the Funds.”

MARKET VECTORS—LEHMAN BROTHERS
AMT-FREE NEW JERSEY MUNICIPAL ETF

          Principal Investment Objective and Strategies

          Investment Objective. The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Lehman Brothers AMT-Free New Jersey Municipal Index (the “New Jersey Index” or the “Index”). For a further description of the New Jersey Index, see “The Lehman Brothers AMT-Free New Jersey Municipal Index.”

          Principal Investment Policy. The Fund will normally invest at least 80% of its total assets in municipal bonds that are exempt from Federal income taxation. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

          The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, Index and other policies without shareholder approval, except as otherwise indicated.

          Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of the New Jersey Index.

          The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Adviser uses quantitative analysis to select municipal bonds and other securities that represent a sample of securities in the Index in terms of key risk factors, performance attributes and other characteristics. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

          In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

          The Fund will normally invest at least 80% of its total assets in bonds contained in the New Jersey Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and other regulatory requirements.

          Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of New Jersey Index changes could result in the realization of short or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See “Shareholder Information—Tax Matters.”

          Eligibility Criteria. To be included in the New Jersey Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential New Jersey Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of 1 year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds, and derivatives.

          Borrowing Money. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets.

          Fundamental and Non-Fundamental Policies. The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted herein or in the Statement of Additional Information under the heading “Investment Policies and Restrictions—Investment Restrictions.” However, shareholders would be notified prior to any material change in these policies.

          Principal Investment Risks. The Fund is subject to the following risks, as set forth under “Principal Risks of Investing in the Funds: “Municipal Securities Risk, Credit Risk, Interest Rate Risk, Call Risk, Lease Obligations Risk, Tobacco Bond Risk, Education Bond Risk, Electric Utilities Bond Risk, Housing Bond Risk, Transportation Bond Risk, Water and Sewer Bond Risk, Market Risk, Index Tracking Risk, Tax Risk and Replication Management Risk. The Fund is also subject to certain additional risks as set forth under “Additional Risks of Investing in the Funds.”

MARKET VECTORS—LEHMAN BROTHERS
AMT-FREE OHIO MUNICIPAL ETF

          Principal Investment Objective and Strategies

          Investment Objective. The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Lehman Brothers AMT-Free Ohio Municipal Index (the “Ohio Index” or the “Index”). For a further description of the Ohio Index, see “The Lehman Brothers AMT-Free Ohio Municipal Index.”

          Principal Investment Policy. The Fund will normally invest at least 80% of its total assets in municipal bonds that are exempt from Federal income tax. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

          The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, Index and other policies without shareholder approval, except as otherwise indicated.

          Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of the Ohio Index.

          The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Adviser uses quantitative analysis to select municipal bonds and other securities that represent a sample of securities in the Index in terms of key risk factors, performance attributes and other characteristics. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

          In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

          The Fund will normally invest at least 80% of its total assets in bonds included in the Ohio Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and other regulatory requirements.

          Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Ohio Index changes could result in the realization of short or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See “Shareholder Information—Tax Matters.”

          Eligibility Criteria. To be included in the Ohio Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Ohio Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of 1 year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds, and derivatives.

          Borrowing Money. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets.

          Fundamental and Non-Fundamental Policies. The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted herein or in the Statement of Additional Information under the heading “Investment Policies and Restrictions—Investment Restrictions.” However, shareholders would be notified prior to any material change in these policies.

          Principal Investment Risks. The Fund is subject to the following risks, as set forth under “Principal Risks of Investing in the Funds: “Municipal Securities Risk, Credit Risk, Interest Rate Risk, Call Risk, Lease Obligations Risk, Tobacco Bond Risk, Education Bond Risk, Electric Utilities Bond Risk, Housing Bond Risk, Transportation Bond Risk, Water and Sewer Bond Risk, Market Risk, Index Tracking Risk, Tax Risk and Replication Management Risk. The Fund is also subject to certain additional risks as set forth under “Additional Risks of Investing in the Funds.”

MARKET VECTORS—LEHMAN BROTHERS
PENNSYLVANIA MUNICIPAL ETF

          Principal Investment Objective and Strategies

          Investment Objective. The Fund’s investment objective is to replicate as closely as possible, before fees and expenses, the price and yield performance of the Lehman Brothers AMT-Free Pennsylvania Municipal Index (the “Pennsylvania Index” or the “Index”). For a further description of the Pennsylvania Index, see “The Lehman Brothers AMT-Free Pennsylvania Municipal Index.”

          Principal Investment Policy. The Fund will normally invest at least 80% of its total assets in municipal bonds that are exempt from Federal income tax and are rated below investment grade. This 80% investment policy is non-fundamental and requires 60 days’ prior written notice to shareholders before it can be changed.

          The Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of any borrowings for investment purposes. This percentage limitation applies at the time of investment. The Board of Trustees of the Trust may change the Fund’s investment strategy, Index and other policies without shareholder approval, except as otherwise indicated.

          Indexing Investment Approach. The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, utilizing a “passive” or indexing investment approach, attempts to approximate the investment performance of the Pennsylvania Index.

          The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the Adviser uses quantitative analysis to select municipal bonds and other securities that represent a sample of securities in the Index in terms of key risk factors, performance attributes and other characteristics. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund’s investment objective.

          In addition, from time to time, securities are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Further, the Adviser may choose to overweight securities, purchase or sell securities not in the Index, or utilize various combinations of other available investment techniques, in seeking to track the Index.

          The Fund will normally invest at least 80% of its total assets in bonds contained in the Pennsylvania Index. A lesser percentage may be so invested to the extent that the Adviser needs additional flexibility to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and other regulatory requirements.

          Because of the passive investment management approach of the Fund, the portfolio turnover rate is expected to be under 30%, generally a lower turnover rate than for many other investment companies. Sales as a result of Pennsylvania Index changes could result in the realization of short or long-term capital gains in the Fund resulting in tax liability for shareholders subject to U.S. federal income tax. See “Shareholder Information—Tax Matters.”

          Eligibility Criteria. To be included in the Pennsylvania Index, bonds must be rated Baa3/BBB-or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Pennsylvania Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of 1 year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds, and derivatives.

          Borrowing Money. The Fund may borrow money from a bank up to a limit of one-third of the market value of its assets.

          Fundamental and Non-Fundamental Policies. The Fund’s investment objective and each of the other investment policies are non-fundamental policies that may be changed by the Board of Trustees without shareholder approval, except as noted herein or in the Statement of Additional Information under the heading “Investment Policies and Restrictions—Investment Restrictions.” However, shareholders would be notified prior to any material change in these policies.

          Principal Investment Risks. The Fund is subject to the following risks, as set forth under “Principal Risks of Investing in the Funds: “Municipal Securities Risk, Credit Risk, Interest Rate Risk, Call Risk, Private Activity Bonds Risk, Lease Obligations Risk, Tobacco Bond Risk, Education Bond Risk, Electric Utilities Bond Risk, Housing Bond Risk, Transportation Bond Risk, Water and Sewer Bond Risk, Market Risk, Index Tracking Risk, Tax Risk and Replication Management Risk. The Fund is also subject to certain additional risks as set forth under “Additional Risks of Investing in the Funds.”

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

          Municipal Securities Risk (All Funds). Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

          Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

          Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service (“IRS”) determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

          The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, each Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

          Credit Risk (All Funds). Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes, or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project.

          Interest Rate Risk (All Funds). Interest rate risk is the risk that the value of bonds will fall if interest rates increase. These securities typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

          Call Risk (All Funds). During periods of falling interest rates, an issuer of a callable bond may “call” or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

          Massachusetts-Specific Risk (Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal ETF). The Fund concentrates its investments in Massachusetts municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in Massachusetts and their ability to pay principal and interest on their obligations. Massachusetts’ economy is deep and fundamentally strong, driven by education, healthcare, financial services, and high tech. However, the Commonwealth’s economy has weakened recently, posting sluggish job growth. Unemployment for the Commonwealth stood at 5.1% in May 2007, above the national average of 4.5% . Total employment has still not passed its pre-recession peak, and according to Moody’s Economy.com, will not until after 2010. Mergers in the important, high paying financial services sector have caused a loss of 13,000 jobs. According to Moody’s Economy.com, Massachusetts has the highest business costs of any state, which can serve as an impediment to future job creation. Education accounts for about 5% of Massachusetts’ employment, twice the national average. The concentration of colleges and universities in Massachusetts adds employment stability and provides a source of well educated workers for the Commonwealth’s service industries.

          In April 2006, Massachusetts passed legislation essentially mandating healthcare insurance for all residents. Those residents unable to secure insurance on their own will have their premiums subsidized by the Commonwealth. Firms with more than 10 workers will be required to provide insurance to their employees or pay a fee to the Commonwealth. It is unknown at this time whether this new legislation will ultimately reduce or increase healthcare costs to the Commonwealth and its employers.

          Though impacted more severely than most states during the recent recession, the Commonwealth has taken steps to improve its financial profile on an ongoing basis. Changes in the way school construction and the Massachusetts Bay Transportation Authority are funded should create more budgetary certainty. The Commonwealth’s Budget Stabilization Fund ended fiscal year 2006 with a balance of $2.2 billion. This fund, as well as undesignated fund balances, equaled a healthy 13.3% of General Fund revenues at fiscal year end 2006. The Commonwealth’s operating funds are now expected to post a deficit in fiscal year 2007, though the Budget Stabilization Fund is projected to remain at $2.2 billion at the end of fiscal year 2007. The Commonwealth and its various subdivisions may face increasing financial pressure from costs relating to pensions and other post-employment benefits. Due in part to costs connected to the Central Artery/Ted Williams Tunnel Project (“the Big Dig”), the Commonwealth’s debt burden has increased substantially in the past decade and is high by any number of measurements. According to Moody’s Investors Service, Massachusetts has the highest debt burden in the United States on a per capita basis. This may reduce financial flexibility in the future.

          The Big Dig, which involved replacing an elevated roadway in central Boston with a new underground expressway, was substantially completed in January 2006 after 14 ½ years of construction. However, a series of events have raised concerns relating to the quality of the construction on the project. A number of leaks have developed, and on July 10, 2006, a ceiling panel in one of the tunnels dislodged and fell, killing an automobile passenger. While the Commonwealth anticipates that all costs associated with repairs will be recovered from contractors or insurance proceeds, the amount of recovery is unknown at this time and cannot be guaranteed.

          New Jersey-Specific Risk (Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF). The Fund concentrates its investments in New Jersey municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in New Jersey and their ability to pay principal and interest on their obligations. New Jersey’s economy is closely tied to New York City’s and has benefited from an influx of jobs from the City. New Jersey ranks third in financial services jobs, behind New York and Massachusetts. The Port of Elizabeth/Newark is the East Coast’s largest seaport and handles about one third of the nation’s ocean-going trade. Despite weakness in the State’s important pharmaceutical and telecom industries, unemployment for New Jersey remains below the national average (4.3% as of May 2007 versus the national average of 4.5%) . The State’s high cost nature and slow population growth are often cited as impediments to higher economic growth.

          Better than expected tax collections and more conservative budgeting have improved the State’s financial profile in the past two years. However structural imbalance in the budget remains as a $2.5 billion gap is projected for fiscal year 2009. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

New Jersey’s debt burden has increased substantially in the past decade and is high by any number of measurements. This may reduce financial flexibility in the future.

          Ohio-Specific Risk (Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF). The Fund concentrates its investments in Ohio municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in Ohio and their ability to pay principal and interest on their obligations. According to Economy.com, Ohio’s economy is growing slowly and is one of the weakest in the nation. Population growth remains very low and Ohio is one of the four slowest growing states in the nation. Recent census data indicates that in 2005 Ohio suffered the largest outflow of population since 1998. Ohio’s large exposure to the auto industry has been a drag on its economy as the industry continues to struggle. The last recession was more pronounced in Ohio and the State has still not made a full economic recovery. Ohio ranks among the nation’s highest for personal bankruptcy filings, mortgage foreclosures, and mortgage delinquency rates according to FDIC.

          Ohio’s finances are somewhat tight. While Ohio’s 2005-2007 biennial budget was structurally balanced, two thirds of the State’s general fund-supported agencies will receive flat or reduced funding. Medicaid received no increase in fiscal year 2006 and 4% for fiscal year 2007. This was made possible by freezing nursing home, hospital, hospice, and in home care at 2005 levels. Also, cost saving was available by moving to managed care, implementing co-pay for prescription drugs and emergency room visits, and reducing medical disability assistance. The State continues to cut services in order to accommodate the reduction of revenue. In addition, the State and its various subdivisions may face increasing financial pressure from costs relating to pensions and other post employment benefits.

          Pennsylvania-Specific Risk (Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF). The Fund concentrates its investments in Pennsylvania municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in Pennsylvania and their ability to pay principal and interest on their obligations. The Pennsylvania economy is exhibiting stable, albeit below average, growth. Though decreasing, manufacturing continues to play a large role in the Commonwealth’s economy, representing 11.7% of total employment in 2006, versus 10.4% nationally. Losses in manufacturing have been offset to a great extent by growth in the service industry. Education and health services now represent the largest sector of total employment for Pennsylvania at 18.3% . Slow population growth and aging infrastructure is expected to keep Pennsylvania’s economic growth below national levels for the foreseeable future.

          On July 5, 2004, Governor Rendell signed a bill into law allowing up to 61,000 slot machines at 14 sites around the state. The estimated $1 billion in annual revenues is earmarked to provide tax relief state-wide; however, operational, legal, and political obstacles have slowed the implementation of this program. Pennsylvania’s debt ratios are currently considered to be average. However, planned issuance over the next few years is expected to increase the amount of debt outstanding by 39%, raising its debt levels to above average. The Commonwealth’s two largest cities, Philadelphia and Pittsburgh, have both experienced severe financial stress. Both are now subject to financial control boards and have had their credit ratings restored to investment grade. The Commonwealth and its various subdivisions may face increasing financial pressure from costs relating to pensions and other post-employment benefits.

          Tobacco Bond Risk (All Funds). Tobacco settlement revenue bonds are neither general nor legal obligations of a state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

          Education Bond Risk (All Funds). In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on student’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

          Electric Utilities Bond Risk (All Funds). The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

          Housing Bond Risk (All Funds). Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

          Transportation Bond Risk (All Funds). Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

          Water and Sewer Bond Risk (All Funds). Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

          Market Risk (All Funds). The prices of the securities in the Fund are subject to the risk associated with investing in the municipal security market, including sudden and unpredictable drops in value. An investment in the Fund may lose money.

          Index Tracking Risk (All Funds). Each Fund’s return may not match the return of its respective Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the applicable Index and incurs costs in buying and selling securities; especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the applicable Index. In addition, each Fund’s use of a representative sampling approach may cause the Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in its respective Index. Each Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact a Fund’s ability to replicate the performance of its respective Index.

          Tax Risk (All Funds). There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. In addition, in May 2007, the United States Supreme Court agreed to hear a case that challenges whether it is permissible for a state to tax interest payments from bonds issued by out-of-state municipal entities while exempting from tax interest payments from bonds issued by the state itself or other in-state municipalities. It is not known what the Supreme Court will decide nor when the Supreme Court will render an opinion. However, if the court finds that differential treatment of interest income from in-state and out-of-state bonds is impermissible, the value of bonds held by a Fund could decline and the tax advantage of owning a fund investing in municipal bonds could be diminished.

          Replication Management Risk (All Funds). Unlike many investment companies, the Fund is not actively “managed.” Therefore, unless a specific security is removed from the applicable Index, a Fund generally would not sell a security because the security’s issuer was in financial trouble. An investment in a Fund involves risks similar to those of investing in any fund of fixed income securities (particularly municipal securities) traded on exchanges, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. You should anticipate that the value of the Shares of a Fund will decline, more or less, in correspondence with any decline in value of the applicable Index.

PERFORMANCE

The Funds have not yet commenced operations and therefore do not have a performance history.

FEES AND EXPENSES OF THE FUND—MARKET VECTORS—LEHMAN BROTHERS
AMT-FREE MASSACHUSETTS MUNICIPAL ETF

          This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)

Shareholder Expenses
(fees paid directly from your investment, but see “Shareholder
Information—Creation and Redemption of Creation Units” for a
discussion of Creation and Redemption Transaction Fees)	None
Standard Creation/Redemption Transaction Fee	$500
Maximum Creation/Redemption Transaction Fee(b)	$2,000
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	[•]%
Other Operating Expenses(c)	[•]%
Total Gross Annual Fund Operating Expenses(d)	[•]%
Fee Waivers and Expenses Assumption(e)	[•]%

Total Net Annual Fund Operating Expenses(e)	[•]%

(a)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b)	If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c)	Other operating expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(d)	The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding [•]% of average net assets per year at least until [•].

(e)	The offering costs excluded from the [•]% expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

Expense Example

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

          The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only as Shares will be issued by the Fund only in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund

16

expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:

Year	Expenses
1	$ [•]
3	$ [•]

          Creation Transaction Fees and Redemption Transaction Fees

          The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. The value of a Creation Unit as of the first creation was approximately $5,000,000. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $10,000 if the Creation Unit is redeemed after one year and $81,500 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Shareholder Information—Creation and Redemption of Creation Units.”

17

FEES AND EXPENSES OF THE FUND—MARKET VECTORS—LEHMAN BROTHERS
AMT-FREE NEW JERSEY MUNICIPAL ETF

          This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)

Shareholder Expenses
(fees paid directly from your investment, but see “Shareholder
Information—Creation and Redemption of Creation Units” for a
discussion of Creation and Redemption Transaction Fees)	None
Standard Creation/Redemption Transaction Fee	$500
Maximum Creation/Redemption Transaction Fee(b)	$2,000
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	[•]%
Other Operating Expenses(c)	[•]%
Total Gross Annual Fund Operating Expenses(d)	[•]%
Fee Waivers and Expenses Assumption(e)	[•]%

Total Net Annual Fund Operating Expenses(e)	[•]%

(a)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b)	If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c)	Other operating expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(d)	The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding [•]% of average net assets per year at least until [•].

(e)	The offering costs excluded from the [•]% expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

          Expense Example

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

          The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only as Shares will be issued by the Fund only in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund

18

expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:

Year	Expenses
1	$ [•]
3	$ [•]

          Creation Transaction Fees and Redemption Transaction Fees

          The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. The value of a Creation Unit as of the first creation was approximately $5,000,000. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $10,000 if the Creation Unit is redeemed after one year and $81,500 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Shareholder Information—Creation and Redemption of Creation Units.”

19

FEES AND EXPENSES OF THE FUND—MARKET VECTORS—LEHMAN BROTHERS
AMT-FREE OHIO MUNICIPAL ETF

          This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)

Shareholder Expenses
(fees paid directly from your investment, but see “Shareholder
Information—Creation and Redemption of Creation Units” for a
discussion of Creation and Redemption Transaction Fees)	None
Standard Creation/Redemption Transaction Fee	$500
Maximum Creation/Redemption Transaction Fee(b)	$2,000
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	[•]%
Other Operating Expenses(c)	[•]%
Total Gross Annual Fund Operating Expenses(d)	[•]%
Fee Waivers and Expenses Assumption(e)	[•]%

Total Net Annual Fund Operating Expenses(e)	[•]%

(a)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b)	If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c)	Other operating expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(d)	The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding [•]% of average net assets per year at least until [•].

(e)	The offering costs excluded from the [•]% expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

Expense Example

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

          The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only as Shares will be issued by the Fund only in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund

20

expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:
Year	Expenses
1	$ [•]
3	$ [•]

          Creation Transaction Fees and Redemption Transaction Fees

          The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. The value of a Creation Unit as of the first creation was approximately $5,000,000. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $10,000 if the Creation Unit is redeemed after one year and $81,500 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Shareholder Information—Creation and Redemption of Creation Units.”

21

FEES AND EXPENSES OF THE FUND—MARKET VECTORS—LEHMAN BROTHERS
PENNSYLVANIA MUNICIPAL ETF

          This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.(a)

Shareholder Expenses
(fees paid directly from your investment, but see “Shareholder
Information—Creation and Redemption of Creation Units” for a
discussion of Creation and Redemption Transaction Fees)	None
Standard Creation/Redemption Transaction Fee	$500
Maximum Creation/Redemption Transaction Fee(b)	$2,000
Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	[•]%
Other Operating Expenses(c)	[•]%
Total Gross Annual Fund Operating Expenses(d)	[•]%
Fee Waivers and Expenses Assumption(e)	[•]%

Total Net Annual Fund Operating Expenses(e)	[•]%

(a)	When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(b)	If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(c)	Other operating expenses are based on estimated amounts for the current fiscal year and calculated as a percentage of Fund net assets.

(d)	The Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding [•]% of average net assets per year at least until [•].

(e)	The offering costs excluded from the [•]% expense cap are: (a) legal fees pertaining to the Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

          Expense Example

          This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

          The Fund sells and redeems Shares in Creation Units principally on an in-kind basis for portfolio securities of the Index. Shares in less than Creation Units are not redeemable. An investor purchasing a Creation Unit on an in-kind basis would pay the following expenses on a $10,000 investment (payment with a deposit of securities included in the Index), assuming all Shares are redeemed at the end of the periods shown, a 5% annual return and that the Fund’s operating expenses remain the same. Investors should note that the presentation below of a $10,000 investment is for illustration purposes only as Shares will be issued by the Fund only in Creation Units. Further, the return of 5% and estimated expenses are for illustration purposes only, and should not be considered indicators of expected Fund

22

expenses or performance, which may be greater or less than the estimates. Based on these assumptions, your costs would be:

Year	Expenses
1	$ [•]
3	$ [•]

          Creation Transaction Fees and Redemption Transaction Fees

          The Trust issues and redeems Shares at NAV only in blocks of 50,000 Shares or multiples thereof. As a practical matter, only authorized participants may purchase or redeem these Creation Units. A standard creation transaction fee of $500 is charged to each purchaser of Creation Units. The fee is the same regardless of the number of Creation Units purchased by an authorized participant on the same day. The value of a Creation Unit as of the first creation was approximately $5,000,000. An authorized participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption transaction fee of $500 on the date of such redemption(s), regardless of the number of Creation Units redeemed that day. Authorized participants who hold Creation Units will also pay the annual Fund operating expenses described in the table on the previous page. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund’s operating expenses remain the same, the total costs would be $10,000 if the Creation Unit is redeemed after one year and $81,500 if the Creation Unit is redeemed after three years. Investors should note that this presentation is for illustration purposes only and actual costs may be higher. See “Shareholder Information—Creation and Redemption of Creation Units.”

23

THE LEHMAN BROTHERS AMT-FREE MASSACHUSSETS MUNICIPAL INDEX

          The Massachusetts Index is a market size weighted index comprised of publicly traded Massachusetts municipal bonds that cover the U.S. dollar denominated tax exempt bond market. It is a total return benchmark designed for high quality and tax-efficient investments. The Massachusetts Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

          To be included in the Massachusetts Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Massachusetts Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of 1 year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds, and derivatives.

          The composition of the Massachusetts Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Massachusetts Index without a reinvestment return until month end when it is removed from the Massachusetts Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the Massachusetts Index in the following month.

          Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Massachusetts Index is calculated and is available once a day.

24

THE LEHMAN BROTHERS AMT-FREE NEW JERSEY MUNICIPAL INDEX

          The New Jersey Index is a market size weighted index comprised of publicly traded New Jersey municipal bonds that cover the U.S. dollar denominated tax exempt bond market. It is a total return benchmark designed for high quality and tax-efficient investments. The New Jersey Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

          To be included in the New Jersey Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential New Jersey Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of 1 year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds, and derivatives.

          The composition of the New Jersey Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the New Jersey Index without a reinvestment return until month end when it is removed from the New Jersey Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the New Jersey Index in the following month.

          Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The New Jersey Index is calculated and is available once a day.

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THE LEHMAN BROTHERS AMT-FREE OHIO MUNICIPAL INDEX

          The Ohio Index is a market size weighted index comprised of publicly traded Ohio municipal bonds that cover the U.S. dollar denominated tax exempt bond market. It is a total return benchmark designed for high quality and tax-efficient investments. The Ohio Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

          To be included in the Ohio Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Ohio Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of 1 year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds, and derivatives.

          The composition of the Ohio Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Ohio Index without a reinvestment return until month end when it is removed from the Ohio Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the Ohio Index in the following month.

          Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Ohio Index is calculated and is available once a day.

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THE LEHMAN BROTHERS AMT-FREE PENNSYLVANIA MUNICIPAL INDEX

          The Pennsylvania Index is a market size weighted index comprised of publicly traded Pennsylvania municipal bonds that cover the U.S. dollar denominated tax exempt bond market. It is a total return benchmark designed for high quality and tax-efficient investments. The Pennsylvania Index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds, and pre-refunded bonds. The sectors of general obligation, insured and pre-refunded are further divided into sub-sectors based on the range of maturity. The revenue sector is divided into industry sectors that consist of electric, IDR/PCR, transportation, education, water & sewer, resource recovery, leasing and special tax.

          To be included in the Pennsylvania Index, bonds must be rated Baa3/BBB- or higher by at least two of the following ratings agencies: Moody’s Investors Service, Inc., Standard & Poor’s and Fitch Inc. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be at least Baa3/BBB-. Potential Pennsylvania Index constituents must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990 and have a nominal maturity of 1 year or greater. The following types of bonds are excluded from the Index: bonds subject to the alternative minimum tax, remarketed issues, taxable municipal bonds, floating rate bonds, and derivatives.

          The composition of the Pennsylvania Index is rebalanced monthly. Interest and principal payments earned by the component securities are held in the Pennsylvania Index without a reinvestment return until month end when it is removed from the Pennsylvania Index. Qualifying securities issued, but not necessarily settled, on or before the month-end rebalancing date qualify for inclusion in the Pennsylvania Index in the following month.

          Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Pennsylvania Index is calculated and is available once a day.

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PORTFOLIO HOLDINGS

          A description of each Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Funds’ SAI.

ADDITIONAL INVESTMENT STRATEGIES

          Each Fund will normally invest at least 80% of its total assets in bonds contained in its respective Index. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular bond or bond index) and in swaps, options and futures contracts. Swaps, floaters, options and futures contracts (and convertible securities and structured notes) may be used by each Fund in seeking performance that corresponds to its respective benchmark index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines.

          The Funds may lend their portfolio securities to brokers, dealers and other financial institutions desiring to borrow securities to complete transactions and for other purposes. In connection with such loans, the Funds receive liquid collateral equal to at least 102% of the value of the portfolio securities being loaned. This collateral is marked-to-market on a daily basis. Although a Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

ADDITIONAL RISKS OF INVESTING IN THE FUNDS

          Non-Diversified. Each Fund is a separate investment portfolio of the Trust, which is an open-end investment company registered under the 1940 Act. Each Fund is classified as a “non-diversified” investment company under the 1940 Act. As a result, each Fund is subject to the risk that it will be more volatile than a diversified fund because each Fund may invest its assets in a smaller number of issuers or may invest larger proportions of the assets of the Fund in a single company within the industries that comprise the applicable Index. As a result, the gains and losses on a single security may have a greater impact on a Fund’s NAV and may make a Fund more volatile than diversified funds.

          Leverage Risk. To the extent that a Fund borrows money, it may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its respective Index.

          Absence of Prior Active Market. Each Fund is a newly organized series of an investment company and thus has no operating history. While each Fund anticipates that its Shares will be listed on the [•], there can be no assurance that active trading markets for the Shares will develop or be maintained. Van Eck Securities Corporation, the distributor of the Shares (the “Distributor”), does not maintain a secondary market in the Shares.

          Trading Issues. Trading in Shares on the [•] may be halted due to market conditions or for reasons that, in the view of the [•], make trading in Shares inadvisable. In addition, trading in Shares on the [•] is subject to trading halts caused by extraordinary market volatility pursuant to [•] “circuit breaker” rules. There can be no assurance that the requirements of the [•] necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

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          Fluctuation of Net Asset Value. The NAV of the Shares will fluctuate with changes in the market value of each Fund’s securities holdings. The market prices of Shares will fluctuate in accordance with changes in NAV and supply and demand on the [•]. The Adviser cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of each Index trading individually or in the aggregate at any point in time. However, given that Shares can be created and redeemed daily in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

MANAGEMENT

          Board of Trustees. The Board of Trustees of the Trust has responsibility for the general oversight of the management of the Funds, including general supervision of the Adviser and other service providers, but is not involved in the day-to-day management of the Trust. A list of the Trustees and the Trust officers, and their present positions and principal occupations, is provided in the Funds’ SAI.

          Investment Manager. Under the terms of an Investment Management Agreement between the Trust and Van Eck Associates Corporation with respect to the Funds (the “Investment Management Agreement”), Van Eck Associates Corporation serves as the adviser to the Funds and, subject to the supervision of the Board of Trustees, will be responsible for the day-to-day investment management of the Funds. As of October 31, 2007, the Adviser managed approximately $8.2 billion in assets. The Adviser’s principal business address is 99 Park Avenue, 8th Floor, New York, New York 10016.

          A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement will be available in the Trust’s annual report for the fiscal year ending April 30, 2008.

          For the services provided to each Fund under the Investment Management Agreement, each Fund will pay the Adviser monthly fees based on a percentage of each Fund’s average daily net assets at the annual rate of []% for each Fund. From time to time, the Adviser may waive all or a portion of its fee. Until at least [], the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding []% of its average daily net assets per year. The offering costs excluded from the expense caps are: (a) legal fees pertaining to the Funds’ Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

          Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, legal, audit and other services, interest, taxes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

          Administrator, Custodian and Transfer Agent. Van Eck Associates Corporation is the administrator for the Funds (the “Administrator”), and The Bank of New York is the custodian of each Fund’s assets and provides transfer agency and fund accounting services to the Funds. The Administrator is responsible for certain clerical, recordkeeping and/or bookkeeping services which are provided pursuant to the relevant Investment Management Agreement.

          Distributor. Van Eck Securities Corporation is the distributor of each Fund’s Shares. The Distributor will not distribute Shares in less than Creation Units, and it does not maintain a secondary

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market in the Shares. As noted in the section entitled “Shareholder Information-Buying and Selling Exchange-Traded Shares,” the Shares are traded in the secondary market.

PORTFOLIO MANAGERS

          The portfolio managers who are currently responsible for the day-to-day management of each Fund’s portfolio are James T. Colby III and Michael F. Mazier. Mr. Colby has been employed by the Adviser since September 2007. Prior to joining the Adviser, Mr. Colby served as Senior Portfolio Manager and Director of Municipal High Yield for Lord Abbett as well as Director and Senior Portfolio Manager for Municipal Fixed Income at the John Hancock Funds in Boston. Mr. Colby graduated from Brown University in 1972 with a Bachelor of Arts in Economics and International Relations; and from Hofstra University in 1979 with a Masters of Business Administration in Finance. Mr. Mazier has been employed by the Adviser since August 2007. Prior to joining the Adviser, Mr. Mazier served as a bond analyst in the Fixed Income Research department of Morgan Stanley. He was also Vice President at Merrill Lynch Global Research Department, where he covered closed-end funds. Mr. Mazier graduated from Syracuse University in 1983 with a Bachelor of Science majoring in Electrical Engineering; graduated from Villanova University in 1986 with a Master of Science in Computer Engineering; and graduated from Columbia Business School in 1990 with a Master of Business Administration. Neither Mr. Colby nor Mr. Mazier manages any other accounts of any type for the Adviser. See the Funds’ SAI for additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and their respective ownership of Shares.

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SHAREHOLDER INFORMATION

          Determination of Net Asset Value

          The net asset value (“NAV”) per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day after the close of trading (ordinarily 4:00 p.m., Eastern time) of the [•].

          Each Fund’s portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Fund believes that timely and reliable market quotations are generally not readily available to each Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities. U.S. municipal securities may be valued as of the announced closing time for trading in municipal instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s benchmark index. This may adversely affect a Fund’s ability to track its benchmark index.

          Buying and Selling Exchange-Traded Shares

          It is anticipated that the Shares of each of the Funds will be listed on the [•]. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. It is anticipated that the Shares of the Funds will trade in the secondary market at prices that may differ to varying degrees from the closing NAVs of the Shares. Given, however, that Shares can be created and redeemed daily in Creation Units, the Adviser believes that large discounts and premiums to NAV should not be sustained for very long.

          The Depository Trust Corporation (“DTC”) serves as securities depository for the Shares. (The Shares may be held only in book-entry form; stock certificates will not be issued.) DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants (described below). Beneficial owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, to exercise any rights of a holder of Shares, each beneficial owner must rely on the procedures of: (i) DTC; (ii) “DTC Participants,” i.e., securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC; and (iii) “Indirect Participants,” i.e., brokers, dealers, banks and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly, through which such beneficial owner holds its interests. The Trust understands that under existing industry practice, in the event the Trust

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requests any action of holders of Shares, or a beneficial owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of beneficial owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. For more information, see the section entitled “Book Entry Only System” in the Funds’ SAI.

          Market Timing and Related Matters. The Funds impose no restrictions on the frequency of purchases and redemptions. In determining not to approve a written, established policy limiting purchases and redemptions, the Board of Trustees evaluated the nature of the Funds (i.e., a fund whose shares are expected to trade intra-day). In particular, the Board of Trustees considered that, unlike traditional mutual funds, the Funds generally issue and redeem their Shares at the NAV per Share for a basket of securities intended to mirror each Fund’s portfolio, plus a small amount of cash, and Shares may be purchased and sold in the secondary market at prevailing market prices.

          Given this structure, the Board of Trustees determined that it is unlikely that (a) market timing would be attempted by a Fund’s shareholders or (b) any attempts to market time the Funds by shareholders would result in negative impact to the Funds or their shareholders. However, creations and redemptions of Creation Units consisting of a significant amount of cash, although expected to be rare, could create the potential for market timing with its negative impact to the Funds and their shareholders.

          Creation and Redemption of Creation Units

          The Trust issues and redeems Shares at NAV only in a large specified number of Shares called a “Creation Unit.” A Creation Unit consists of 50,000 Shares. The Funds generally issue and redeem Creation Units only in-kind in exchange for a portfolio of fixed income securities included in each respective benchmark index and a relatively small cash payment. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds. See “Shareholder Information—Buying and Selling Exchange-Traded Shares” and “—Procedures for Creation of Creation Units.”

          Fund Deposits. The consideration for creation of Creation Units of the Funds generally consists of the in-kind deposit of a portfolio of fixed income securities (the “Deposit Securities”) and an amount of cash computed as described below (the “Cash Component”) and together with the Deposit Securities, the “Fund Deposit.” The specified Deposit Securities generally will correspond pro rata, to the extent practicable, to the component securities of a Fund. As described below, the categories of the Deposit Securities will be made available by the Administrator through the facilities of the National Securities Clearing Corporation (the “NSCC”) immediately prior to the opening of business each day of the [•]. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities and may include an additional payment as described in the Funds’ SAI.

          Pursuant to a patent pending process, and subject to the receipt of appropriate regulatory relief, the Funds may in the future divide the daily list of Deposit Securities into different “categories,” based on various risk and return characteristics that may include (but not be limited to): (1) credit rating; (2) sector (e.g., revenue, pre-refunded or insured bonds); (3) issuer (or state of issuer); (4) call date; (5) maturity; and (6) coupon yield. With respect to each category, an Authorized Participant (as defined below) would be required to contribute one bond from each category in-kind as a Deposit Security in a Portfolio Deposit. Each Fund will reserve the right to reject bonds contributed by an Authorized Participant as Deposit Securities in certain limited circumstances (such as when a materially adverse development has occurred during the business day with respect to a bond’s issuer).

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          Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant; and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement”). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Funds should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the date on which a creation (or redemption order, as discussed below) is placed (the “Transmittal Date”).

          Acceptance of Creation Order. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason: (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered do not conform to the relevant category of the list of Deposit Securities, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust shall notify a prospective creator of its rejection of the order of such person.

          All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

          Creation Transaction Fee. A fixed creation transaction fee of $500, which is paid to the Funds (the “Creation Transaction Fee”), is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed to the extent that cash is used in lieu of securities to purchase Creation Units. See “Creation and Redemption of Creation Units” in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes. Shares of the Funds may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Funds cash at least equal to 115% of the market value of the missing Deposit Securities. See “Creation and Redemption of Creation Units” in the Funds’ SAI.

          Redemption of Creation Units. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a day on

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which the [•] is open for trading and only through a Participating Party or DTC Participant, who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the [•] (currently 9:30 a.m. Eastern time) on each day that the [•] is open for business, the securities held by a Fund (“Fund Securities”) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The specified Fund Securities generally will correspond pro rata, to the extent practicable, to the component securities of a Fund.

          As with respect to the purchase of Creation Units, pursuant to a patent pending process, the Funds may in the future, subject to the receipt of appropriate regulatory relief, divide the daily list of Fund Securities into different “categories,” based on the same criteria set forth hereof in each Fund’s “Principal Investment Objective and Strategies - Indexing Investment Approach” regarding the division of each Fund’s underlying index into categories. In determining the Fund Securities and the order in which they are listed within each category, the Adviser would seek to construct a redemption basket that will reflect the general characteristics of the Fund’s portfolio. Upon each request for a redemption of Creation Units, the Custodian, acting on behalf of the Adviser, would allocate the first bond on the list from each category (as of the time such redemption request is received by the Transfer Agent) to such redeemer to receive in-kind.

          Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchasers of Creation Units. Unless cash redemptions are available or specified for the Funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below. The redemption transaction fee of $500 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust these fees from time to time based upon actual experience. An additional charge up to four times the redemption transaction fee may be charged for cash redemptions or partial cash redemptions (when cash redemptions are available). Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors should refer to “Creation and Redemption of Creation Units” in the Funds’ SAI for details regarding the logistics of redemption orders.

          Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. Federal and state securities laws, and the Funds (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. Deliveries of Fund Securities to redeeming investors generally will be made within three business days.

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          The right of redemption may be suspended or the date of payment postponed (1) for any period during which the [•] is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the [•] is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Funds or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

          Investors interested in creating and/or redeeming Creation Units should refer to the more detailed information “Creation and Redemption of Creation Units” in the Funds’ SAI.

          Distributions

          Net Investment Income and Capital Gains. As a Fund shareholder, you are entitled to your share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Funds pay out substantially all of their net earnings to their shareholders as “distributions.”

          The Funds typically earn income dividends from stocks and interest from debt securities. These amounts, net of expenses, are typically passed along to Fund shareholders as dividends from net investment income. The Funds realize capital gains or losses whenever they sell securities. Net capital gains are distributed to shareholders as “capital gain distributions.”

          Net investment income is typically distributed to shareholders monthly while capital gains are typically distributed to shareholders at least annually. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution which represents a return of capital.

          Distributions in cash may be reinvested automatically in additional Shares of your Fund only if the broker through which you purchased Shares makes such option available.

          Tax Matters

          As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Funds. Unless your investment in a Fund is through a tax-exempt entity or taxed deferred retirement account, such as a 401 (k) plan, you need to be aware of the possible tax consequences when: (i) a Fund makes distributions; (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

          Taxes on Distributions. The Funds expect to distribute net investment income at least annually, and any net realized long-term or short-term capital gains annually. Each Fund may also pay a special distribution at the end of the calendar year to comply with U.S. federal tax requirements. Dividends paid by the Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. The Fund intends to invest its assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from U.S. federal income taxes. Depending on a shareholder’s state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for tax-free treatment for such shareholder.

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          Distributions from a Fund’s net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, nontax-exempt distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains, regardless of how long you have held the Shares. Long-term capital gains are currently taxed at a maximum noncorporate rate of 15%. Absent further legislation, the maximum rate of 15% tax rate long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

          If you lend your Fund Shares pursuant to securities lending or similar arrangements you may lose the ability to treat Fund dividends (paid while the Shares are held by the borrower) as tax-exempt income. Also, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds will not be deductible for U.S. federal income tax purposes. Consult your financial intermediary or tax adviser, before entering into such arrangements.

          Exempt-interest dividends from the Fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

          Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

          Market Discount. Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

          If you are not a citizen or resident alien of the United States, each Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. The Funds may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. The Funds may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during foreign person’s taxable year. However, the Funds do not expect to pay significant amounts of “interest-related dividends” or “short-term capital gains dividends.” The provisions contained in the legislation relating to dividends to non-U.S. persons would apply to dividends with respect to taxable years of the Fund beginning before January 1, 2008.

          By law, the Funds must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number. The backup withholding rate for individuals is currently 28%. This is not an additional tax and may be refunded, or credited against your tax liability, provided certain required information is furnished to the Internal Revenue Service.

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          Taxes on the Sale of Exchange-Listed Shares. Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if held for one year or less, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.

          Taxes on Creations and Redemptions of Creation Units. A person who exchanges equity securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange, and the exchanger’s aggregate basis in the securities surrendered, taking into consideration the cash component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchangor’s basis in the Creation Units and the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax adviser with respect to whether wash sale rules apply and when a loss might be deductible.

          Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

          If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

          The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Funds. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

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LICENSE AGREEMENT

          The Adviser has entered into a licensing agreement with Lehman Brothers to use the Lehman Brothers AMT-Free Massachusetts Municipal Index, Lehman Brothers AMT-Free New Jersey Municipal Index, Lehman Brothers AMT-Free Ohio Municipal Index, and Lehman Brothers AMT-Free Pennsylvania Municipal Index. Each Fund is entitled to use its respective benchmark Index pursuant to a sub-licensing arrangement with the Adviser.

          Lehman Brothers and Lehman Brothers Inc. are trademarks of the Licensor and have been licensed for use in connection with the listing and trading of the Funds on the [•]. The Funds are not sponsored by, endorsed, sold or promoted by the Licensor and Licensor makes no representation regarding the advisability of investing in them.

          The Adviser acknowledges and expressly agrees that the Funds are not sponsored, endorsed, sold or promoted by Licensor, and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefor, or any data included therein or relating thereto, in connection with the trading of any exchange traded fund or option contract on exchange traded funds based thereon or for any other purpose. Licensor’s only relationship to the Adviser with respect to the Funds is the licensing of certain trademarks and trade names of Licensor and the Indexes that are determined, composed and calculated by Licensor without regard to the Adviser or the Funds. Licensor has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Indexes. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Funds. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Funds.

          LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

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FINANCIAL HIGHLIGHTS

          The Funds have not yet commenced operations as of the date of this Prospectus and therefore do not have a financial history.

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GENERAL INFORMATION

          The Trust was organized as a Delaware statutory trust on March 15, 2001. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Funds’ SAI for more information concerning the Trust’s form of organization. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with a Fund.

          Clifford Chance US LLP serves as counsel to the Trust, including the Funds. ______ serves as the Funds’ independent registered public accounting firm and will audit the Funds’ financial statements annually.

          Additional Information

          This Prospectus does not contain all the information included in the Registration Statement filed with the SEC with respect to the Funds’ Shares. Information about the Funds can be reviewed and copied at the SEC’s Public Reference Room and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. The Funds’ Registration Statement, including this Prospectus, the Funds’ SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the Edgar database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102. These documents and other information concerning the Trust also may be inspected at the offices of the [•] ([•]).

          The SAI for these Funds, which has been filed with the SEC, provides more information about the Funds. The SAI for these Funds is incorporated herein by reference and is legally part of this Prospectus. It may be obtained without charge by writing to the Funds at Van Eck Securities Corporation, each Fund’s distributor, at 99 Park Avenue, New York, NY 10016 or by calling the distributor at the following number: Investor Information: 1.888. MKT.VCTR (658-8287).

          Shareholder inquiries may be directed to a Fund in writing to 99 Park Avenue, 8th Floor, New York, New York 10016.

          The Funds’ SAI will be available through their website at www.vaneck.com/etf.

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THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THE TRUST MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

MARKET VECTORS ETF TRUST
STATEMENT OF ADDITIONAL INFORMATION

Dated [•], 2007

          This Statement of Additional Information (“SAI“) is not a Prospectus. It should be read in conjunction with the Prospectus dated [•], 2007 (the “Prospectus“) for the Market Vectors ETF Trust (the “Trust“), relating to Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF, and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF (each a “Fund“ and, together, the “Funds“), as it may be revised from time to time. A copy of the Prospectus for the Trust, relating to the Funds, may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 99 Park Avenue, 8th Floor, New York, New York 10016. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

- i -

- ii -

          The information contained herein regarding the Lehman Brothers AMT-Free Massachusetts Municipal Index, Lehman Brothers AMT-Free New Jersey Municipal Index, Lehman Brothers AMT-Free Ohio Municipal Index, and Lehman Brothers AMT-Free Pennsylvania Municipal Index (each, an “Index”) and the Index Provider was provided by the Index Provider, while the information contained herein regarding the securities markets and The Depository Trust Company (“DTC”) was obtained from publicly available sources.

          Lehman Brothers and Lehman Brothers Inc. are trademarks of the Licensor and have been licensed for use in connection with the listing and trading of the Funds on the [ • ] (the “[ • ]”). The Funds are not sponsored by, endorsed, sold or promoted by the Licensor and Licensor makes no representation regarding the advisability of investing in them.

          The Adviser acknowledges and expressly agrees that the Funds are not sponsored, endorsed, sold or promoted by Licensor, and that Licensor makes no warranty, express or implied, as to the results to be obtained by any person or entity from the use of any Index, any opening, intra-day or closing value therefor, or any data included therein or relating thereto, in connection with the trading of any exchange traded fund or option contract on exchange traded funds based thereon or for any other purpose. Licensor’s only relationship to the Adviser with respect to the Funds is the licensing of certain trademarks and trade names of Licensor and the Indexes that are determined, composed and calculated by Licensor without regard to the Adviser or the Funds. Licensor has no obligation to take the needs of the Adviser or the owners of the Funds into consideration in determining, composing or calculating the Indexes. Licensor is not responsible for and has not participated in any determination or calculation made with respect to issuance of the Funds. Licensor has no obligation or liability in connection with the listing, trading, marketing or administration of the Funds.

          LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEXES, OR ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, OR ANY DATA INCLUDED THEREIN OR RELATED THERETO. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF THE FUNDS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, IN CONNECTION WITH THE RIGHTS LICENSED OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEXES, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES (INCLUDING ANY INDIRECT OR CONSEQUENTIAL LOSSES), EXPENSES OR DELAYS, WHETHER DIRECT OR INDIRECT, FORESEEN OR UNFORESEEN, SUFFERED BY ANY PERSON ARISING OUT OF ANY CIRCUMSTANCE OR OCCURRENCE RELATING TO THE PERSON’S USE OF ANY INDEX, ANY OPENING, INTRA-DAY OR CLOSING VALUE THEREFOR, ANY DATA INCLUDED THEREIN OR RELATING THERETO, OR ANY EXCHANGE TRADED FUND OR OPTION CONTRACT ON EXCHANGE TRADED FUNDS BASED THEREON, OR ARISING OUT OF ANY ERRORS OR DELAYS IN CALCULATING OR DISSEMINATING SUCH INDEX.

GENERAL DESCRIPTION OF THE TRUST

          The Trust is an open-end management investment company. The Trust currently consists of seventeen investment series. This SAI relates to four investment series, Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal ETF, Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF, Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF, and Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF (each a “Fund,” and collectively, the “Funds”). The Funds invest in municipal securities consisting of some or all of the component securities of each Fund’s respective benchmark index. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

          The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”), usually in exchange for a basket of Deposit Securities (together with the deposit of a specified cash payment). It is anticipated that the Shares of each Fund will be listed on the [ • ] (“[ • ]”) and will trade in the secondary market at market prices. Those prices may differ from the Shares’ NAV. Similarly, Shares are also redeemable by the Funds only in Creation Units, and generally in exchange for specified securities held by each Fund and a specified cash payment. A Creation Unit consists of 50,000 Shares of each Fund.

          The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses in the particular exchange that will be higher than the transaction fees associated with in-kind purchases or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

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INVESTMENT POLICIES AND RESTRICTIONS

Bonds

          The Funds invest a substantial portion of their assets in U.S.-registered, dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

Municipal Securities

          The Funds will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, each Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Repurchase Agreements

          The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

          In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board“ or “Trustees“) monitors each Fund’s repurchase agreement transactions generally and has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with the Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

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          The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Trust’s management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Futures Contracts, Options and Swap Agreements

          The Funds may utilize futures contracts, options and swap agreements. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts, and options on futures contracts based on other indexes or combinations of indexes that the Adviser (defined below) believes to be representative of each Fund’s respective benchmark index.

          Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying“ a contract which has previously been “sold,” or “selling“ a contract previously “purchased“) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

          Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

          After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

          Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

          The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Liquid futures contracts are not currently available for the benchmark index of each Fund. Under such circumstances,

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the Adviser may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components.

Restrictions on the Use of Futures and Options

          Except as otherwise specified in the Funds’ Prospectus or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from “leveraging” its securities holdings. When it has a long futures position, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When it has a short futures position, as part of a complex stock replication strategy the Funds will maintain with their custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of each Fund under the contract (less the value of any margin deposits in connection with the position).

Swap Agreements

          Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

Future Developments

          The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, options on the Funds, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser.

Investment Restrictions

          The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the Investment Company Act of 1940, as amended (the “1940 Act“), a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.	Each Fund may not make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

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2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	Each Fund may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

5.	Each Fund may not purchase or sell real estate, except that the Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage- related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

6.	Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act“), in the disposition of restricted securities or in connection with its investments in other investment companies;

7.	Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; or

8.	Each Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Funds may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          In addition, each Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.

          In addition to the investment restrictions and policy adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:

1.	Invest in securities which are “illiquid“ securities, including repurchase agreements maturing in more than seven days and options traded over-the-counter, if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

2.	Mortgage, pledge or otherwise encumber its assets, except to secure borrowing effected in accordance with the fundamental restriction on borrowing set forth below.

3.	Make short sales of securities.

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4.	Purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

5.	Participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between the Fund and such account.

6.	Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

          If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be continuously complied with.

          As long as the aforementioned investment restrictions are complied with, each Fund may invest its remaining assets in money market instruments or funds which reinvest exclusively in money market instruments, in municipal bonds that are in the relevant market but not the Index, and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective benchmark index. These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential bond market declines.

SPECIAL CONSIDERATIONS AND RISKS

          A discussion of the risks associated with an investment in each Fund is contained in the Funds’ Prospectus under the headings “Principal Risks of Investing in the Funds” and “Additional Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections in the Prospectus.

General

          Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of municipal securities generally and other factors.

          An investment in each Fund should also be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Funds

7

may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

          The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its respective Index.

          An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. In addition, each Fund’s use of a representative sampling approach may cause a Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in such Index. The risk of non-correlation may be higher than other exchange-traded funds which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective Index, but which are not included in such Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because a Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of the Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust is portfolio holdings in order to continue to qualify as a “regulated investment company“ under the Internal Revenue Code.

          The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for each Fund to value accurately than securities of public corporations. Since each Fund invests a significant portion of its portfolio in municipal securities, each Fund’s portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

          Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request – usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

          Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

          Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal

8

security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

          Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “non-appropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

          Tobacco settlement revenue bonds are neither general nor legal obligations of a state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds.

          In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on student’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

          The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation in the last two years will open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases, and (f) opposition to nuclear power.

9

          Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

          Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

          Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status, and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off, or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Tax Risks

          As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

          There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

          In January 2006, the Kentucky Court of Appeals held, in Davis v. Department of Revenue, that the state’s exemption of interest on its own bonds and those of its political subdivisions and its taxation of interest on the bonds of other states and their political subdivisions unlawfully discriminates against interstate commerce. After the Kentucky Supreme Court declined to review the decision, Kentucky officials petitioned the United States Supreme Court to review the Davis decision, and the request was granted by the Court on May 24, 2007. A decision in the Davis case is anticipated sometime during the next term of the United States Supreme Court, which commences on October 1, 2007. If the United States Supreme Court were to affirm the Davis decision, the tax treatment of state and local government bonds of other states also may be held to be unconstitutional. A determination that the tax-exempt treatment of state and local government bonds unlawfully discriminates against interstate commerce could cause interest on such tax-exempt obligations held by a Fund to become taxable and the market value of such obligations to decline, which, in turn, may negatively affect the value of a Fund’s shares.

10

Municipal Insurance

          A municipal security may be covered by insurance that guarantees the bond’s scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

          Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

          Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund’s share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

          Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk

          The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected, and the Trustees would reevaluate the fund’s investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund’s municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.

Futures and Options Transactions

          Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will

11

exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

          The Funds will seek to minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

          The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in stocks.

          Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective benchmark index if the index underlying the futures contracts differs from the benchmark index. There is also the risk of loss by the Funds of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.

          Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Swaps

          The use of swap agreements involves certain risks. For example, if the counterparty, under a swap agreement, defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delay.

U.S. Federal Tax Treatment of Futures Contracts

          The Funds may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. The Funds may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Funds.

          In order for the Funds to continue to qualify for U.S. federal income tax treatment as a regulated investment company, at least 90% of their gross income for a taxable year must be derived from

12

qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Funds’ business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

          The Funds distribute to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of a Fund’s fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.

Continuous Offering

          The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

          For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

          Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the [ • ] is satisfied by the fact that the prospectus is available at the [ • ] upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

13

EXCHANGE LISTING AND TRADING

          A discussion of exchange listing and trading matters associated with an investment in the Funds is contained under the headings “Principal Risks of Investing in the Funds,” “Additional Risks of Investing in the Funds,” “Shareholder Information—Determination of Net Asset Value” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

          The Funds anticipate that their Shares will be traded in the secondary market at prices that may differ to some degree from their NAV. There can be no assurance that the requirements of the [ • ] necessary to maintain the listing of Shares of the Funds will continue to be met.

          The [ • ] may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of each Fund’s respective underlying Index or portfolio of securities on which a Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the [ • ], makes further dealings on the [ • ] inadvisable. In addition, the [ • ] will remove the Shares from listing and trading upon termination of the Trust.

          As in the case of other securities traded on the [ • ], brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

          In order to provide investors with a basis to gauge whether the market price of the Shares on the [ • ] are approximately consistent with the current value of the assets of the Fund on a per Share basis, an updated Intra-Day Optimized Portfolio Value is disseminated intra-day through the facilities of the Consolidated Tape Association’s Network B. Intra-Day Optimized Portfolio Values are disseminated every 15 seconds during regular [ • ] trading hours based on the most recently reported prices of Fund Securities. The Funds are not involved in or responsible for the calculation or dissemination of the Intra-Day Optimized Portfolio Value and make no warranty as to the accuracy of the Intra-Day Optimized Portfolio Value.

          The Intra-Day Optimized Portfolio Value has a net other assets value component, which is summed and divided by the total estimated Fund Shares outstanding, including Shares expected to be issued by each Fund on that day, to arrive at an Intra-Day Optimized Portfolio Value. The net other assets value component consists of estimates of all other assets and liabilities of the Fund including, among others, current day estimates of dividend income and expense accruals.

14

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

          The Board has responsibility for the overall management and operations of the Trust, including general supervision of the duties performed by the Adviser and other service providers. The Board currently consists of five Trustees.

Independent Trustees

		Term of		Number of
		Office[2] and		Portfolios in	Other
	Position(s)	Length of		Fund	Directorships
Name, Address[1]	Held with	Time	Principal Occupation(s)	Complex[3]	Held By
and Age	Fund	Served	During Past Five Years	Overseen	Trustee

David H. Chow 49*	Trustee	Since 2006	Chief Investment Officer,	13	None.
			Torch Hill Investment
			Partners (private equity
			firm), September 2007 to
			present; Managing Partner,
			Lithos Capital Partners
			LLC (private equity firm),
			January 2006 to September
			2007; Managing Director,
			DanCourt Management
			LLC (strategy consulting
			firm), March 1999 to
			present; Managing
			Director, AIG Horizon
			Partners, LLC (venture
			capital firm), May 2000 to
			July 2002.

R. Alastair Short 54*	Trustee	Since 2006	Vice Chairman, W.P.	22	None.
			Stewart & Co., Ltd. (asset
			management firm),
			September 2007 to present;
			Managing Director, The
			GlenRock Group, LLC
			(private equity investment
			firm), May 2004 to
			September 2007; President,
			Apex Capital Corporation
			(personal investment
			vehicle), Jan. 1988 to
			present; President, Matrix
			Global Investments, Inc.
			and predecessor company
			(private investment
			company), September 1995
			to January 1999.

Richard D. Stamberger 48*	Trustee	Since 2006	Director, President and	22	None.
			CEO, SmartBrief, Inc.

1           The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

*	Member of the Audit Committee.

Interested Trustees

		Term of		Number of
		Office[2] and		Portfolios in	Other
	Position(s)	Length of		Fund	Directorships
Name, Address[1]	Held with	Time	Principal Occupation(s)	Complex[3]	Held By
and Age	Fund	Served	During Past Five Years	Overseen	Trustee

Jan F. van Eck[4] 44	Trustee	Since 2006	Director and Executive Vice	22	Director,
			President, Van Eck		Greylock
			Associates Corporation;		Capital
			Director, Executive Vice		Associates
			President and Chief		LLC.
Compliance Officer, Van
Eck Securities Corporation;
Director and President, Van
Eck Absolute Return
Advisers Corp.

Phillip D. DeFeo[5] 61	Chairman	Since 2006	Managing Director, Lithos	13	Director of Visa
	and Trustee		Capital Trustee Partners		USA,
			LLC., 2005 to present;		Computershare
			Chairman and CEO, Pacific		Limited,
			Exchange, Inc., 1999 to		Reflow,
			2005		Forward Asset
Management,
LLC, Berea
College and
Interactive
Brokers LLC.

1	The address for each Trustee and officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.

3	The Fund Complex consists of the Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

4	“Interested person” of the Funds within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

5	Mr. DeFeo is an “interested person” of the Funds within the meaning of the 1940 Act due to his directorship at Interactive Brokers LLC .

Officer Information

          The Officers of the Trust, their addresses, positions with the Funds, ages and principal occupations during the past five years are set forth below.

Term of
Office[2] and
Name, Address[1]	Position(s) Held	Length of
and Age	with Funds	Time Served	Principal Occupation(s) During Past Five Years

Charles T. Cameron 47	Vice President	Since 2006	Director of Trading, Van Eck Associates
Corporation; Co-Portfolio Manager, Worldwide
Bond Fund Series; Officer of three other
investment companies advised by the Adviser.

Keith Carlson 51	Chief Executive	Since 2006	President, Van Eck Associates Corporation and
	Officer and		President, Van Eck Securities Corporation since
	President		February 2004; Private Investor, June 2003 –
January 2004; Independent Consultant, Waddell
& Reed, Inc., April 2003 - May 2003; Senior
Vice President, Waddell & Reed, Inc., December
2002 - March 2003; President/Chief Executive
Officer/Director/Executive Vice President/Senior
Vice President, Mackenzie Investment
Management Inc., April 1985-December 2002.
President/Chief Executive Officer/Director, Ivy
Mackenzie Distributors, Inc., June 1993 -
December 2002; Chairman/Director/President,
Ivy Mackenzie Services Corporation, June 1993
- December 2002; Chairman/Director/Senior
Vice President, Ivy Management Inc., January
1992 - December 2002; Officer of three other
investment companies advised by the Adviser.

Susan C. Lashley 52	Vice President	Since 2006	Vice President, Van Eck Associates Corporation;
Vice President, Mutual Fund Operations, Van
Eck Securities Corporation; Officer of three
other investment companies advised by the
Adviser.

Thomas K. Lynch 51	Chief Compliance	Since 2006	Chief Compliance Officer, Van Eck Associates
	Officer		Corporation and Van Eck Absolute Return
Advisers Corp., since December 2006; Vice
President, Van Eck Associates Corporation and
Van Eck Absolute Return Advisers Corp., since
April 2005; Second Vice President, Investment
Reporting, TIAA-CREF, January 1996 - April
2005; Senior Manager, Audits, Grant Thornton,
December 1993 – January 1996; Senior
Manager, Audits, McGladrey & Pullen,
December 1986 - December 1993; Officer of
three other investment companies advised by the
Adviser.

Term of
Office[2] and
Name, Address[1]	Position(s) Held	Length of
and Age	with Funds	Time Served	Principal Occupation(s) During Past Five Years

Joseph J. McBrien 59	Senior Vice	Since 2006	Senior Vice President, General Counsel and
	President and		Secretary, Van Eck Associates Corporation, Van
	Secretary		Eck Securities Corporation and Van Eck
Absolute Return Advisers Corp., since December
2005; Managing Director, Chatsworth Securities
LLC, March 2001 - November 2005; Private
Investor/Consultant, September 2000 – February
2001; Executive Vice President and General
Counsel, Mainstay Management LLC,
September 1999 – August 2000; Officer of three
other investment companies advised by the
Adviser.

Alfred J. Ratcliffe 60	Vice President and	Since 2006	Vice President, Van Eck Associates Corporation
	Treasurer		since November 2006; Vice President and
Director of Mutual Fund Accounting and
Administration, PFPC, March 2000 to November
2006; First Vice President and Treasurer, Zweig
Mutual Funds, March 1995 to December 1999;
Vice President and Director of Mutual Fund
Accounting and Administration, The Bank of
New York, December 1987 to March 1995;
Officer of three other investment companies
advised by the Adviser.

Jonathan R. Simon 33	Vice President and	Since 2006	Vice President, Associate General Counsel, Van
	Assistant Secretary		Eck Associates Corporation, Van Eck Securities
Corporation and Van Eck Absolute Return
Advisers Corp. since August 2006, Associate,
Schulte Roth & Zabel LLP, July 2004 - July
2006; Associate, Carter Ledyard & Milburn LLP,
September 2001 - July 2004; Officer of three
other investment companies advised by the
Adviser.

Bruce J. Smith 52	Senior Vice	Since 2006	Senior Vice President and Chief Financial
	President and		Officer, Van Eck Associates Corporation; Senior
	Chief Financial		Vice President, Chief Financial Officer,
	Officer		Treasurer and Controller, Van Eck Securities
Corporation and Van Eck Absolute Return
Advisers Corp.; Officer of three other investment
companies advised by the Adviser.

Term of
Office[2] and
Name, Address[1]	Position(s) Held	Length of
and Age	with Funds	Time Served	Principal Occupation(s) During Past Five Years

Derek S. van Eck(3) 43	Executive Vice	Since 2006	President of Worldwide Hard Assets Fund series
	President		and the Worldwide Real Estate Fund series of
Van Eck Worldwide Insurance Trust and the
Global Hard Assets Fund series of Van Eck
Funds; Director of Van Eck Associates
Corporation; Director and Executive Vice
President, Van Eck Securities Corporation;
Director and Executive Vice President, Van Eck
Absolute Return Advisers Corp.; Director,
Greylock Capital Associates LLC.

Jan F. van Eck (3) 44	Executive Vice	Since 2006	Director and Executive Vice President, Van Eck
	President		Associates Corporation; Director, Executive Vice
President and Chief Compliance Officer, Van
Eck Securities Corporation; Director and
President, Van Eck Absolute Return Advisers
Corporation; Director, Greylock Capital
Associates LLC.

1	The address for each Officer is 99 Park Avenue, 8th Floor, New York, New York 10016.

2	Officers are elected yearly by the Trustees.

3	Messrs. Jan F. van Eck and Derek S. van Eck are brothers.

          The Board of the Trust met four times during the calendar year ended December 31, 2006.

          The Board has an Audit Committee, consisting of three Trustees who are not “interested persons“ (as defined in the 1940 Act) of the Trust (an “Independent Trustee“). Messrs. Chow, Short and Stamberger currently serve as members of the Audit Committee and each has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Exchange Act. Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting and, as the Audit Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers, (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof, (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the calendar year ended December 31, 2006.

          The officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund.

          For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in each Fund and in all registered investment companies overseen by the Trustee is shown below.

Name Of Trustee	Dollar Range of Equity Securities in Market Vectors ETF Trust (As of December 31, 2006)	Aggregate Dollar Range Of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2006)

David H. Chow	None	None
Phillip D. DeFeo	None	None
R. Alastair Short	None	$ 10,001 – $50,000
Richard D. Stamberger	None	Over $ 100,000
Jan F. van Eck	None	Over $ 100,000

          As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees

          The Trust pays each Independent Trustee and Mr. DeFeo an annual retainer of $10,000, a per meeting fee of $5,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $2,500 for telephonic meetings. The Trust pays the Chairman of the Board an annual retainer of $10,000 and each Trustee who acts as chairman of a committee an annual retainer of $5,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

          The table below shows the estimated compensation that is contemplated to be paid to the Trustees by the Trust for the fiscal year ending December 31, 2007. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

					Total
				Estimated	Compensation
			Pension or Retirement	Annual	From the Trust
	Aggregate	Deferred	Benefits Accrued as	Benefits	and the Fund
	Compensation	Compensation	Part of the Trust’s	Upon	Complex(1) Paid
Name of Trustee	From the Trust	From the Trust	Expenses(2)	Retirement	to Trustee(2)
David H. Chow	$0	$35,000	N/A	N/A	$35,000
Phillip D. DeFeo(3)	$0	$40,000	N/A	N/A	$40,000
R. Alastair Short	$35,000	$0	N/A	N/A	$78,000
Richard D. Stamberger	$26,250	$8,750	N/A	N/A	$85,000
Jan F. van Eck(3)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex“ consists of Van Eck Funds, Van Eck Funds, Inc., Van Eck Worldwide Insurance Trust and Market Vectors ETF Trust.

(2)	Because the Funds have different fiscal year ends, the amounts shown are presented on a calendar year basis.

(3)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

          Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components is publicly disseminated daily prior to the opening of the [ • ] via the National Securities Clearing Corporation (the “NSCC“), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Custodian and Distributor will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

          The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds will be available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q will be available through the Funds’ website, at www.vaneck.com or by writing to 99 Park Avenue, 8th Floor, New York, New York 10016.

CODE OF ETHICS

          The Funds, the Adviser and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel (the “Personnel“). The Code of Ethics requires that all trading in securities that are being purchased or sold, or are being considered for purchase or sale, by the Funds must be approved in advance by the Head of Trading, the Director of Research and the Chief Compliance Officer of the Adviser. Approval will be granted if the security has not been purchased or sold or recommended for purchase or sale for a Fund within seven days, or otherwise if it is determined that the personal trading activity will not have a negative or appreciable impact on the price or market of the security, or is of such a nature that it does not present the dangers or potential for abuses that are likely to result in harm or detriment to the Funds. At the end of each calendar quarter, all Personnel must file a report of all transactions entered into during the quarter. These reports are reviewed by a senior officer of the Adviser.

          Generally, all Personnel must obtain approval prior to conducting any transaction in securities. Independent Trustees, however, are not required to obtain prior approval of personal securities transactions. Personnel may purchase securities in an IPO or private placement, provided that he or she obtains preclearance of the purchase and makes certain representations.

PROXY VOTING POLICIES AND PROCEDURES

          The Funds’ proxy voting record will be available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

          The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds will be available through the Fund’s website, at www.vaneck.com, or by writing to 99 Park Avenue, 8th Floor, New York, New York 10016. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

MANAGEMENT

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management.”

The Investment Manager

          Van Eck Associates Corporation (the “Adviser”) acts as investment manager to the Trust and, subject to the supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages other mutual funds and separate accounts.

          The Adviser serves as investment manager to the Funds pursuant to the Investment Management Agreement between the Trust and the Adviser. Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

          Pursuant to the Investment Management Agreement, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

          Compensation. As compensation for its services under the Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each Fund’s average daily net assets at the annual rate of [ • ]% for each Fund. From time to time, the Adviser may waive all or a portion of its fees. Until at least [ • ], the Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding [ • ] of its average daily net assets per year. The offering costs excluded from the expense caps are: (a) legal fees pertaining to a Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange.

          Term. The Investment Management Agreement continues in effect until [ • ]. Thereafter, the Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. The Investment Management Agreement is also terminable upon 60 days notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          Legal Investigations and Proceedings. In connection with their investigations of practices identified as “market timing” and “late trading” of mutual fund shares, the Office of the New York State Attorney General (“NYAG“) and the SEC have requested and received information from the Adviser. The Adviser will cooperate with such investigations. If it is determined that the Adviser or its affiliates engaged in improper or wrongful activity that caused a loss to a Fund, the Board of Trustees of the Fund will determine the amount of restitution that should be made to a Fund or its shareholders. At the present time, the amount of such restitution, if any, has not been determined.

          In July 2004, the Adviser received a “Wells Notice” from the SEC in connection with the SEC’s investigation of market-timing activities. This Wells Notice informed the Adviser that the SEC staff is considering recommending that the SEC bring a civil or administrative action alleging violations of U.S. securities laws against the Adviser and two of its senior officers. Under SEC procedures, the Adviser has an opportunity to respond to the SEC staff before the staff makes a formal recommendation. The time period for the Adviser’s response has been extended until further notice from the SEC. There cannot be any assurance that, if the SEC and/or the NYAG were to assess sanctions against the Adviser, such sanctions would not materially and adversely affect the Adviser.

The Administrator

          Van Eck Associates Corporation also serves as administrator for the Trust pursuant to the Investment Management Agreement. Under the Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Custodian and Transfer Agent

          The Bank of New York serves as custodian for the Funds pursuant to a Custodian Agreement. As Custodian, The Bank of New York holds the Funds’ assets. The Bank of New York serves as Funds’ transfer agent pursuant to a Transfer Agency Agreement. The Bank of New York may be reimbursed by each Fund for its out-of-pocket expenses. In addition, The Bank of New York provides various accounting services to each of the Funds pursuant to a fund accounting agreement.

The Distributor

          Van Eck Securities Corporation (the “Distributor“) is the principal underwriter and distributor of Shares. Its principal address is 99 Park Avenue, New York, New York 10016 and investor information can be obtained by calling 1888-MKT-VCTR. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the Funds offering their Shares, and which is renewable annually thereafter (the “Distribution Agreement“), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

          The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

          The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Portfolio Managers

          The portfolio managers who are currently responsible for the day-to-day management of the Funds’ portfolios are James T. Colby III and Michael F. Mazier. Mr. Colby has been employed by the Adviser since September 2007. Prior to joining the Adviser, Mr. Colby served as Senior Portfolio Manager and Director of Municipal High Yield for Lord Abbett as well as Director and Senior Portfolio Manager for Municipal Fixed Income at the John Hancock Funds in Boston. Mr. Colby graduated from Brown University in 1972 with a Bachelor of Arts in Economics and International Relations; and from Hofstra University in 1979 with a Masters of Business Administration in Finance. Mr. Mazier has been employed by the Adviser since August 2007. Prior to joining the Adviser, Mr. Mazier served as a bond analyst in the Fixed Income Research department of Morgan Stanley. He was also Vice President at Merrill Lynch Global Research Department, where he covered closed-end funds. Mr. Mazier graduated from Syracuse University in 1983 with a Bachelor of Science majoring in Electrical Engineering; graduated from Villanova University in 1986 with a Master of Science in Computer Engineering; and graduated from Columbia Business School in 1990 with a Master of Business Administration. Other than the Funds, Messrs. Colby and Mazier do not manage any other registered investment companies, pooled investment vehicles or other accounts.

Portfolio Manager Compensation

          The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the Funds. The quality of management of the Funds includes issues of replication, rebalancing, portfolio monitoring, efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and affiliates manage accounts with incentive fees.

Portfolio Manager Share Ownership

          As of the date of this SAI, Mr. Colby and Mr. Mazier did not own any Shares of the Funds.

BROKERAGE TRANSACTIONS

          When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser looks for prompt execution of the order at a favorable price. Generally, the Adviser works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser owes a duty to its clients to provide best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

          The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

          Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 30%. See “Market Vectors—Lehman Brothers AMT-Free Massachusetts Municipal ETF—Principal Investment Objective and Strategies,” “Market Vectors—Lehman Brothers AMT-Free New Jersey Municipal ETF—Principal Investment Objective and Strategies,” “Market Vectors—Lehman Brothers AMT-Free Ohio Municipal ETF—Principal Investment Objective and Strategies,” and “Market Vectors—Lehman Brothers AMT-Free Pennsylvania Municipal ETF—Principal Investment Objective and Strategies,” “in the Funds’ Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

          DTC acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

          DTC, a limited-purpose trust company, was created to hold securities of its participants (the ”DTC Participants“) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE“), the [ • ] and the NASD. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants“).

          Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners“) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial

Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

          Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

          Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

          The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

          DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the [ • ].

CREATION AND REDEMPTION OF CREATION UNITS

General

          The Trust issues and sells Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

          A “Business Day” with respect to the Funds is any day on which the NYSE and the Amex are open for business. As of the date of the Prospectus, the NYSE and the Amex observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit

          The consideration for a purchase of Creation Units generally consists of the in-kind deposit of a portfolio of fixed income securities (the “Deposit Securities“) and an amount of cash computed as described below (the “Cash Component“). The specified Deposit Securities generally will correspond, pro rata, to the extent practicable, to the Component Securities of a Fund. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment“ enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund (“Fund Securities“) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period“), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

          As described below, the Administrator, through the National Securities Clearing Corporation (discussed below), makes available on each Business Day, immediately prior to the opening of business on the [ • ] (currently 9:30 a.m., New York time), the names and required principal amounts of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

          The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective benchmark index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (i.e., a “cash in lieu“ amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery.

          Pursuant to a patent pending process, and subject to the receipt of appropriate regulatory relief, the Funds may in the future divide the daily list of Deposit Securities into different “categories,” based on various risk and return characteristics that may include (but not be limited to): (1) credit rating; (2) sector (e.g., revenue, pre-refunded or insured bonds); (3) issuer (or state of issuer); (4) call date; (5) maturity; and (6) coupon yield. With respect to each category, an Authorized Participant (as defined below) would be required to contribute one bond from each category in-kind as a Deposit Security in a Portfolio Deposit.

          Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index or resulting from stock splits and other corporate actions.

          In addition to the categories of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the National Securities Clearing Corporation (discussed below), also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

Procedures for Creation of Creation Units

          To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Trust and with the Distributor with respect to creations and redemptions of Creation Units (“Participant Agreement“) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

          All orders to create Creation Units must be placed in multiples of 50,000 Shares (i.e. a Creation Unit). All orders to create Creation Units must be received by the Distributor no later than the closing time of the regular trading session on the [ • ] (“Closing Time“) (ordinarily 4:00 p.m. New York time) (10:00 a.m. for “Custom Orders” (as defined below)) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Funds as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The date on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

          Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Participant Agreement for any Participating Party intending to follow such procedures will contain terms and conditions permitting the Trust to use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Participating Party once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

          Orders to create Creation Units of the Funds shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant

Agreement. Those placing orders to create Creation Units of the Funds should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Placement of Creation Orders

          Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Funds need not be a Participating Party, but such orders must state that the creation of Creation Units will be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 4:00 p.m., on the Settlement Date. The “Settlement Date” for each Fund is generally the third Business Day following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 4:00 p.m. on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Funds. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

Acceptance of Creation Order

          The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Funds; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

          All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

          A fixed creation transaction fee of $500 payable to the Custodian is imposed on each creation transaction. In addition, a variable charge for cash creations currently of up to four times the basic creation fee will be imposed. Where the Trust permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator will be assessed the additional variable charge for cash creations on the “cash in lieu” portion of its investment. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

          Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See each Fund’s “Principal Risks of Investing in the Fund” in the Prospectus.

          The Administrator, through NSCC, makes available immediately prior to the opening of business on the [ • ] (currently 9:30 a.m., Eastern time) on each day that the [ • ] is open for business, the categories Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The specified Fund Securities generally will correspond, pro rata, to the extent practicable, to the Component Securities of a Fund.

          As with respect to the purchase of Creation Units, pursuant to a patent pending process, the Funds may, in the future, subject to the receipt of appropriate regulatory relief, divide the daily list of Fund Securities into different “categories,” based on the same criteria set forth above regarding the division of each Fund’s Deposit Securities into categories. In determining the Fund Securities and the order in which they are listed within each category, the Adviser would seek to construct a redemption basket that will reflect the general characteristics of the Fund’s portfolio. Upon each request for a redemption of Creation Units, the Custodian, acting on behalf of the Adviser, would allocate the first bond on the list from each category (as of the time such redemption request is received by the Transfer Agent) to such redeemer to receive in-kind.

          Unless cash redemptions are available or specified for the Funds, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below. The redemption transaction fee of $500 is deducted from such redemption proceeds. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption fee will be required to be arranged for by or on behalf of the redeeming shareholder.

          The basic redemption transaction fees are the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. The Funds may adjust these fees from time to time based upon actual experience. An additional charge up to four times the redemption transaction fee may be charged with respect to cash redemptions or partial cash redemptions (when cash redemptions are available) may also be imposed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

Placement of Redemption Orders

          Orders to redeem Creation Units of the Funds must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected need not be a Participating Party, but such orders must state that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. (10:00 a.m. for Custom Orders) on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. on such Transmittal Date (the “DTC Cut-Off-Time“); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

          After the Administrator has deemed an order for redemption received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

DETERMINATION OF NET ASSET VALUE

          The following information supplements and should be read in conjunction with the section in the Funds’ Prospectus entitled “Shareholder Information—Determination of Net Asset Value.”

          The NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined as of the close of the regular trading session on the [ • ] (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

          Each Fund’s portfolio securities (except for short-term taxable debt securities and certain other investments) are valued by an outside independent pricing service. The service uses a computerized grid matrix of tax-exempt securities and its evaluations in determining what it believes is the fair value of the portfolio securities. The Board of Trustees believes that timely and reliable market quotations are generally not readily available to each Fund to value tax-exempt securities and the valuations that the pricing service supplies are more likely to approximate the fair value of the securities. U.S. municipal securities may be valued as of the announced closing time for trading in municipal instruments on any day that the Securities Industry and Financial Markets Association (“SIMFA”) announces an early closing time. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, a Fund’s NAV is expected to reflect certain portfolio securities’ fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s benchmark index. This may adversely affect a Fund’s ability to track its benchmark index.

          In computing each Fund’s NAV, the Fund’s securities holdings are valued based on market quotations. When market quotations are not readily available for a portfolio security a Fund must use the security’s fair value as determined in good faith in accordance with the Fund’s Fair Value Pricing Procedures which are approved by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

          The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Distributions.”

General Policies

          Dividends from net investment income are declared and paid at least monthly by each Fund. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that each Fund will distribute virtually all of its net income (interest less expenses) monthly while capital gains distributions will generally occur annually in December. In addition, the Trust may distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Funds, net of expenses of the Funds, as if each Fund owned such underlying portfolio securities for the entire dividend period in which case some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

          Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

          No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS

As of the date of this SAI, the Adviser beneficially owned all of the voting securities of each

Fund.

TAXES

          The following information also supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information--Tax Matters.”

          Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others.

          Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such years. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

          As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Fund Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units--Procedures for Creation of Creation Units.”

          Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, tax-exempt income and the amount of distributions received from capital gains.

          In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011.

          Special tax rules may change the normal treatment of gains and losses recognized by the Fund if and when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account. The application of these special rules would therefore also affect the timing and character of distributions made by the Fund.

          If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are state, municipal and other bonds that pay interest that is exempt from federal income tax, the RIC may designate a portion of its dividends as exempt-interest dividends. The Funds expect to be eligible to make such designations with respect to a substantial amount of the income it receives. The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.

          Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of the Funds and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed, In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Funds that unexpectedly represents income derived from certain revenue or private activity bonds held by the Funds may not retain their tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. If addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.

          Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.

          A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

          The Market Vectors–Lehman Brothers High Yield Municipal ETF may invest a portion of its assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by the Fund will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the “adjusted current earnings” of the corporation exceeds its alternative minimum taxable income.

          Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

          A Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

          Distributions reinvested in additional Fund Shares through the means of the service (see “Dividend Reinvestment Service” will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

          Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S withholding tax. A RIC may, under certain circumstances, designate all or a portion of a dividend as an “interest-related dividend” that if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided that certain other requirements are met. A RIC may also, under certain circumstances, designate all or a portion of a dividend as a “short-term capital gain dividend” which if received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. The provisions discussed above relating to dividends to foreign persons apply to dividends with respect to taxable years before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the rules discussed above.

          Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the Internal Revenue Service.

          The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

          Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, pursuant to recently enacted legislation, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

          The Trust currently is comprised of thirteen investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

          Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation.

          Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund, and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

          Under Delaware law, shareholders of a statutory trust may have similar limitation liabilities as shareholders of a corporation.

          The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

          Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 99 Park Avenue, 8th Floor, New York, NY 10016.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Clifford Chance US LLP is counsel to the Trust and have passed upon the validity of each Fund’s Shares.

          [ • ]serves as the Trust’s independent registered public accounting firm.

APPENDIX A

VAN ECK GLOBAL PROXY VOTING POLICIES

Adopted July 30, 2003
Amended April 20, 2004
Amended April 14, 2005

INTRODUCTION

          Effective March 10, 2003, the Securities and Exchange Commission (the “Commission“) adopted Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act“), requiring each investment adviser registered with the Commission to adopt and implement written policies and procedures for voting client proxies, to disclose information about the procedures to its clients, and to inform clients how to obtain information about how their proxies were voted. The Commission also amended Rule 204-2 under the Advisers Act to require advisers to maintain certain proxy voting records. Both rules apply to all investment advisers registered with the Commission that have proxy voting authority over their clients’ securities. An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

          When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

PROXY VOTING POLICIES AND PROCEDURES

          Resolving Material Conflicts of Interest

  A “material conflict“ means the existence of a business relationship between a portfolio company or an affiliate and Van Eck Associates Corporation, any affiliate or subsidiary (individually and together, as the context may require, “Adviser“), or an “affiliated person“ of a Van Eck mutual fund in excess of $60,000. Examples of when a material conflict exists include the situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of Van Eck’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

  Conflict Resolution. When a material conflict exists proxies will be voted in the following manner:

Where the written guidelines set out a pre-determined voting policy, proxies will be voted in accordance with that policy, with no deviations (if a deviation is advisable, one of the other methods may be used);

Where the guidelines permit discretion and an independent third party has been retained to vote proxies, proxies will be voted in accordance with the predetermined policy based on the recommendations of that party; or

The potential conflict will be disclosed to the client (a) with a request that the client vote the proxy, (b) with a recommendation that the client engage another party to determine how the proxy should be voted or (c) if the foregoing are not acceptable to the client disclosure of how VEAC intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Compliance Officer with a written explanation of the reason for the deviation.

Reasonable Research Efforts

When determining whether a vote is in the best interest of the client, the Adviser will use reasonable research efforts. Investment personnel may rely on public documents about the company and other readily available information, which is easily accessible to the investment personnel at the time the vote is cast. Information on proxies by foreign companies may not be readily available.

Voting Client Proxies

  The Adviser generally will vote proxies on behalf of clients, unless clients instruct otherwise. There may be times when refraining from voting a proxy is in a client’s best interest, such as when the Adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. (For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to a foreign country to vote the security in person.)

  The portfolio manager or analyst covering the security is responsible for making voting decisions.

  Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.
Client Inquiries All inquiries by clients as to how Van Eck has voted proxies must immediately be forwarded to Portfolio Administration. DISCLOSURE TO CLIENTS
  Notification of Availability of Information Client Brochure.

          The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from VEAC on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually.

          The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

  Availability of Proxy Voting Information at the client’s request or if the information is not available on VEAC’s website, a hard copy of the account’s proxy votes will be mailed to each client.
Recordkeeping Requirements

VEAC will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

–	proxy statements received;

–	identifying number for the portfolio security;

–	shareholder meeting date;

–	brief identification of the matter voted on;

–	whether the vote was cast on the matter and how the vote was cast;

–	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

–	records of written client requests for information on how VEAC voted proxies on behalf of the client;

–	a copy of written responses from VEAC to any written or oral client request for information on how VEAC voted proxies on behalf of the client; and

–	any documents prepared by VEAC that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of VEAC. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.

          Proxy Voting Guidelines

I.          General Information

          Generally, the Adviser will vote in accordance with the following guidelines. Where the proxy vote decision maker determines, however, that voting in such a manner would not be in the best interest of the client, the investment personnel will vote differently.

          If there is a conflict of interest on any management or shareholder proposals that are voted on a case by case basis, we will follow the recommendations of an independent proxy service provider.

II.         Officers and Directors

A.         The Board of Directors

          Director Nominees in Uncontested Elections

          Vote on a case-by-case basis for director nominees, examining factors such as:

  long-term corporate performance record relative to a market index;

  composition of board and key board committees;

  nominee’s investment in the company;

  whether a retired CEO sits on the board; and

  whether the chairman is also serving as CEO.

          In cases of significant votes and when information is readily available, we also review:

  corporate governance provisions and takeover activity;

  board decisions regarding executive pay;

  director compensation;

  number of other board seats held by nominee; and

  interlocking directorships.

          B. Chairman and CEO are the Same Person

          Vote on a case-by-case basis on shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

          C. Majority of Independent Directors

          Vote on a case-by-case basis shareholder proposals that request that the board be comprised of a majority of independent directors.

          Vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

          D. Stock Ownership Requirements

          Vote on a case-by-case basis shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

          E. Term of Office

          Vote on a case-by-case basis shareholder proposals to limit the tenure of outside directors.

          F. Director and Officer Indemnification and Liability Protection

          Vote on a case-by-case basis proposals concerning director and officer indemnification and liability protection.

          Generally, vote against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

          Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, AND (2) only if the director’s legal expenses would be covered.

          G. Director Nominees in Contested Elections

          Vote on a case-by-case basis when the election of directors is contested, examining the following factors:

  long-term financial performance of the target company relative to its industry;

  management’s track record;

  background to the proxy contest;

  qualifications of director nominees (both slates);

  evaluation of what each side is offering shareholders, as well as the likelihood that the proposed objectives and goals can be met; and

  stock ownership positions.

          H. Board Structure: Staggered vs. Annual Elections

          Generally, vote against proposals to stagger board elections.

          Generally, vote for proposals to repeal classified boards and to elect all directors annually.

          I. Shareholder Ability to Remove Directors

          Vote against proposals that provide that directors may be removed only for cause.

          Vote for proposals to restore shareholder ability to remove directors with or without cause.

          Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

          Vote for proposals that permit shareholders to elect directors to fill board vacancies.

          J. Shareholder Ability to Alter the Size of the Board

          Vote for proposals that seek to fix the size of the board.

          Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

III.	Proxy Contests

A. Reimburse Proxy Solicitation Expenses

Vote on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

IV.	Auditors

A. Ratifying Auditors

          Vote for proposals to ratify auditors, unless information that is readily available to the vote decision-maker demonstrates that an auditor has a financial interest in or association with the company, and is therefore clearly not independent; or such readily available information creates a reasonable basis to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

          Vote for shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

V.	Shareholder Voting and Control Issues

A. Cumulative Voting

Generally, vote against proposals to eliminate cumulative voting. Generally, vote for proposals to permit cumulative voting.

B. Shareholder Ability to Call Special Meetings

Generally, vote against proposals to restrict or prohibit shareholder ability to call special meetings.

          Generally, vote for proposals that remove restrictions on the right of shareholders to act independently of management.

          C. Shareholder Ability to Act by Written Consent

          Generally, vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

          Generally, vote for proposals to allow or make easier shareholder action by written consent.

          D. Poison Pills

          Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Vote on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

          Vote on a case-by-case basis management proposals to ratify a poison pill.

          E. Fair Price Provision

          Vote on a case-by-case basis when examining fair price proposals, (where market quotations are not readily available) taking into consideration whether the shareholder vote requirement embedded in the provision is no more than a majority of disinterested Shares.

          Generally, vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

          F. Greenmail

          Generally, vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

          Generally, vote on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

          G. Unequal Voting Rights

          Vote against dual class exchange offers.

          Vote against dual class recapitalizations.

          H. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

          Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

          Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

          I. Supermajority Shareholder Vote Requirement to Approve Mergers

          Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

          J. White Knight Placements

          Vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes or similar corporate actions.

          K. Confidential Voting

          Generally, vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

          Generally, vote for management proposals to adopt confidential voting.

          L. Equal Access

          Generally, vote for shareholders proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

          M. Bundled Proposals

          Generally, vote on a case-by-case basis bundled or “conditioned“ proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

          N. Shareholder Advisory Committees

          Vote on a case-by-case basis proposals to establish a shareholder advisory committee.

VI.	Capital Structure

A. Common Stock Authorization

          Vote on a case-by-case basis proposals to increase the number of Shares of common stock authorized for issue.

          Generally, vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess Shares is presented by the company.

          B. Stock Distributions: Splits and Dividends

          Generally, vote for management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the split.

          C. Reverse Stock Splits

          Generally, vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued Shares of more than 100% after giving effect to the Shares needed for the reverse split.

          D. Blank Check Preferred Authorization

          Generally, vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights.

          Vote on a case-by-case basis proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

          Vote on a case-by-case basis proposals to increase the number of authorized blank check preferred Shares.

          E. Shareholder Proposals Regarding Blank Check Preferred Stock

          Generally, vote for shareholder proposals to have blank check preferred stock placements, other than those Shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

          F. Adjust Par Value of Common Stock

          Vote on a case-by-case basis management proposals to reduce the par value of common stock.

          G. Preemptive Rights

          Vote on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company and the characteristics of its shareholder base.

          H. Debt Restructurings

          Vote on a case-by-case basis proposals to increase common and/or preferred Shares and to issue Shares as part of a debt restructuring plan. We consider the following issues:

  Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

  Change In Control - Will the transaction result in a change in control of the company?

  Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

          Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

          I. Share Repurchase Programs

          Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

          VII. Executive Compensation

          In general, we vote on a case-by-case basis on executive compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having a high payout sensitivity to increases in shareholder value.

VIII.	Compensation Proposals

A. Amendments That Place a Cap on Annual Grants

Vote for plans that place a cap on the annual grants any one participant may receive.

B. Amend Administrative Features

Vote for plans that simply amend shareholder-approved plans to include administrative features.

C. Amendments to Added Performance-Based Goals

Generally, vote for amendments to add performance goals to existing compensation plans.

D. Amendments to Increase Shares and Retain Tax Deductions

          Vote on amendments to existing plans to increase Shares reserved and to qualify the plan for favorable tax treatment should be evaluated on a case-by-case basis.

          E. Approval of Cash or Cash-and-Stock Bonus Plans

          Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes.

          F. Shareholder Proposals to Limit Executive Pay

          Vote on a case-by-case basis all shareholder proposals that seek additional disclosure of executive pay information.

          Vote on a case-by-case basis all other shareholder proposals that seek to limit executive pay.

          Vote for shareholder proposals to expense options, unless the company has already publicly committed to expensing options by a specific date.

          G. Golden and Tin Parachutes

          Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

          Vote on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

          H. Employee Stock Ownership Plans (ESOPS)

          Vote on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized Shares for existing ESOPs, except in cases when the number of Shares allocated to the ESOP is “excessive“ (i.e., generally greater than 5% of outstanding Shares).

          I. 401(k) Employee Benefit Plans

          Generally, vote for proposals to implement a 401(k) savings plan for employees.

IX.	State Of Incorporation

A. Voting on State Takeover Statutes

          Vote on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

          B. Voting on Reincorporation Proposals

          Vote on a case-by-case basis proposals to change a company’s state of incorporation.

X.	Mergers and Corporate Restructurings A. Mergers and Acquisitions

          Vote on a case-by-case basis proposals related to mergers and acquisitions, taking into account at least the following:

  anticipated financial and operating benefits;

  offer price (cost vs. premium);

  prospects of the combined companies;

  how the deal was negotiated; and

  changes in corporate governance and their impact on shareholder rights.

          B. Corporate Restructuring

          Vote on a case-by-case basis proposals related to a corporate restructuring, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations and asset sales.

          C. Spin-Offs

          Vote on a case-by-case basis proposals related to spin-offs depending on the tax and regulatory advantages, planned use of sale proceeds, market focus and managerial incentives.

          D. Asset Sales

          Vote on a case-by-case basis proposals related to asset sales after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

          E. Liquidations

          Vote on a case-by-case basis proposals related to liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

          F. Appraisal Rights

          Vote for proposals to restore, or provide shareholders with, rights of appraisal.

          G. Changing Corporate Name

          Vote on a case-by-case basis proposal to change the corporate name.

XI.	Mutual Fund Proxies

A. Election of Trustees

Vote on trustee nominees on a case-by-case basis.

B. Investment Advisory Agreement

Vote on investment advisory agreements on a case-by-case basis.

C. Fundamental Investment Restrictions

Vote on amendments to a fund’s fundamental investment restrictions on a case-by-case basis.

D. Distribution Agreements

Vote on distribution agreements on a case-by-case basis.

XII.	Social and Environmental Issues

          In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence.

          In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders’ social and environmental concerns.

          In determining our vote on shareholder social and environmental proposals, we analyze factors such as:

  whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

  the percentage of sales, assets and earnings affected;

  the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing; whether the issues presented should be dealt with through government or company-specific action;

  whether the company has already responded in some appropriate manner to the request embodied in a proposal;

  whether the company’s analysis and voting recommendation to shareholders is persuasive;

  what other companies have done in response to the issue;

  whether the proposal itself is well framed and reasonable; whether implementation of the proposal would achieve the objectives sought in the proposal; and

  whether the subject of the proposal is best left to the discretion of the board.

PART C: OTHER INFORMATION

Item 23. Exhibits:

(a)	Amended and Restated Declaration of Trust.*
(b)	Bylaws of the Trust.*
(c)	Not applicable.
(d)(1)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to Market Vectors – Gold Miners ETF).*
(d)(2)	Form of Investment Management Agreement between the Trust and Van Eck Associates Corporation (with respect to all portfolios except for Market Vectors – Gold Miners ETF).***
(e)(1)	Form of Distribution Agreement between the Trust and Van Eck Securities Corporation.**
(e)(2)	Form of Participant Agreement.*
(f)	Not applicable.
(g)	Form of Custodian Agreement between the Trust and The Bank of New York.*
(h)(1)	Form of Fund Accounting Agreement between the Trust and The Bank of New York.*
(h)(2)	Form of Transfer Agency Services Agreement between the Trust and The Bank of New York.*
(h)(3)	Form of Sub-License Agreement between the Trust and the Van Eck Associates Corp.*
(i)(1)	Opinion and consent of Clifford Chance US LLP (with respect to Market Vectors – Environmental Services ETF, Market Vectors – Gold Miners ETF and Market Vectors – Steel ETF).***
(i)(2)	Opinion of Clifford Chance US LLP (with respect to Market Vectors – Global Alternative Energy ETF and Market Vectors – Russia ETF).****
(i)(3)	Opinion of Clifford Chance US LLP (with respect to Market Vectors – Global Agribusiness ETF and Market Vectors – Global Nuclear Energy ETF). ******
(i)(4)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers AMT- Free Intermediate Municipal ETF, Market Vectors—Lehman Brothers AMT-Free Long Municipal ETF, Market Vectors—Lehman Brothers AMT-Free Short Municipal ETF, Market Vectors—Lehman Brothers High Yield Municipal ETF, Market Vectors—Lehman Brothers AMT-Free California Long Municipal ETF and Market Vectors—Lehman Brothers AMT-Free New York Long Municipal ETF). *******

(i)(5)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers AMT- Free Massachusetts Municipal ETF, Market Vectors—Lehman Brothers AMT- Free New Jersey Municipal ETF, Market Vectors—Lehman Brothers AMT- Free Ohio Municipal ETF and Market Vectors—Lehman Brothers AMT- Free Pennsylvania Municipal ETF). †
(j)(1)	Consent of Ernst & Young LLP, independent registered public accounting firm (with respect to Market Vectors – Environmental Services ETF, Market Vectors – Gold Miners ETF and Market Vectors – Steel ETF).****
(j)(2)	Consent of Ernst & Young LLP, independent registered public accounting firm (with respect to Market Vectors – Global Alternative Energy ETF and Market Vectors – Russia ETF).*****
(j)(3)	Consent of Ernst & Young LLP, independent registered public accounting firm (with respect to Market Vectors –Agribusiness ETF and Market Vectors –Nuclear Energy ETF). ******
(k)	Not applicable.
(l)	Not applicable.
(m)	Not applicable.
(n)	Not applicable.
(o)	Not applicable.
(p)(1)	Code of Ethics.***

*	Incorporated by the reference to the Registrant’s Registration Statement filed on April 28, 2006.
**	Incorporated by reference to the Registrant’s Registration Statement filed on May 11, 2006.

***	Incorporated by reference to the Registrant’s Registration Statement filed on October 6, 2006.
****	Incorporated by reference to the Registrant’s Registration Statement filed on April 9, 2007.
*****	Incorporated by reference to the Registrant’s Registration Statement filed on April 27, 2007.
******	Incorporated by reference to the Registrant’s Registration Statement filed on July 30, 2007.
*******	Incorporated by reference to the Registrant’s Registration Statement filed on November 2, 2007.

†	To be filed by amendment.

Item 24. Persons Controlled by or Under Common Control with Registrant

     None.

Item 25. Indemnification

     Pursuant to Section 10.2 of the Amended and Restated Declaration of Trust, all persons that are or have been a Trustee or officer of the Trust (collectively, the “Covered Persons”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit, or proceeding in which he or she becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof. No indemnification will be provided to a Covered Person who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Article XII of the Trust’s Bylaws, to the maximum extent permitted by Delaware law in effect from time to time, the Trust shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former trustee or officer of the Trust and who is made a party to the proceeding by reason of his or her service in that capacity or (b) any individual who, while a director of the Trust and at the request of the Trust, serves or has served as a trustee, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made a party to the proceeding by reason of his or her service in that capacity. The Trust may, with the approval of its Board of Trustees, provide such indemnification and advance for expenses to a person who served a predecessor of the Trust in any of the capacities described in (a) or (b) above and to any employee or agent of the Trust or a predecessor of the Trust; provided that no provision of Article XII shall be effective to protect or purport to protect any trustee or officer of the Trust against liability to the Trust or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

     The Trust has agreed to indemnify and hold harmless the Trustees against any and all expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Trust, to the fullest extent permitted by the Amended and Restated Agreement and Declaration of Trust and Bylaws of the Fund and Title 12, Part V, Chapter 38 of the Delaware Code, and applicable law.

Item 26. Business and Other Connections of Investment Manager

     See “Management” in the Statement of Additional Information. Information as to the directors and officers of the Adviser is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 27. Principal Underwriters

(a)	Van Eck Securities Corporation is the Trust’s principal underwriter. Van Eck Securities Corporation also acts as a principal underwriter, depositor, or investment manager for the following other investment companies: Van Eck Funds (which is comprised of three series: Emerging Markets Fund, Global Hard Assets Fund and International Investors Gold Fund); Worldwide Insurance Trust (which is comprised of five series: Worldwide Absolute Return Fund, Worldwide Bond Fund, Worldwide Emerging Markets Fund, Worldwide Hard Assets Fund and Worldwide Real Estate Fund); and Van Eck Funds, Inc. (which has one series, Mid Cap Value Fund).

(b)	The following is a list of the executive officers, directors and partners of Van Eck Securities Corporation:

Name and Principal	Positions and
Business Address	Offices with Underwriter
Keith J. Carlson	President
99 Park Avenue
New York, NY 10016

Susan Lashey	Vice President
99 Park Avenue
New York, NY 10016

Joseph McBrien	Senior Vice President, General Counsel and
99 Park Avenue	Secretary
New York, NY 10016

Peter Moeller	Senior Vice President
99 Park Avenue
New York, NY 10016

Jonathan R. Simon	Vice President and Associate General Counsel
99 Park Avenue
New York, NY 10016

Bruce J. Smith	Senior Vice President, Chief Financial Officer,
99 Park Avenue	Treasurer and Controller
New York, NY 10016

Jan F. van Eck	Director, Executive Vice President and Chief
99 Park Avenue	Compliance Officer
New York, NY 10016

Derek S. van Eck	Director and Executive Vice President
99 Park Avenue
New York, NY 10016

Item 28. Location of Accounts and Records

     All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules thereunder will be maintained at the offices of The Bank of New York, 101 Barclay Street, New York, New York 10286.

Item 29. Management Services

     Not applicable.

Item 30. Undertakings

     Not applicable.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 5th day of November, 2007.

MARKET VECTORS ETF TRUST

By:	/s/ Keith J. Carlson*
Keith J. Carlson
President and Chief Executive Officer

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following person in the capacities and on the date indicated.

/s/ Phillip D. DeFeo*	Chairman	November 5, 2007
Phillip D. DeFeo

/s/ David H. Chow*	Trustee	November 5, 2007
David H. Chow

/s/ R. Alastair Short*	Trustee	November 5, 2007
R. Alastair Short

/s/ Richard D. Stamberger*	Trustee	November 5, 2007
Richard D. Stamberger

/s/ Jan F. van Eck*	Trustee	November 5, 2007
Jan F. van Eck

	President and	November 5, 2007
/s/ Keith J. Carlson*	Chief Executive Officer
Keith J. Carlson

/s/ Bruce J. Smith*	Chief Financial Officer	November 5, 2007
Bruce J. Smith

*By:/s/ Joseph J. McBrien
Joseph J. McBrien
Attorney-in-Fact

EXHIBIT INDEX

(i)(5)	Opinion of Clifford Chance US LLP (with respect to Market Vectors—Lehman Brothers AMT- Free Massachusetts Municipal ETF, Market Vectors—Lehman Brothers AMT- Free New Jersey Municipal ETF, Market Vectors—Lehman Brothers AMT- Free Ohio Municipal ETF and Market Vectors—Lehman Brothers AMT- Free Pennsylvania Municipal ETF). †

†   Filed by amendment.